Exhibit 4.2

WENDY’S FUNDING, LLC,

as Master Issuer,

and

CITIBANK, N.A.,

as Trustee and Series 2025-1 Securities Intermediary

SERIES 2025-1 SUPPLEMENT

Dated as of December 15, 2025

to

SECOND AMENDED AND RESTATED BASE INDENTURE

Dated as of December 15, 2025

$450,000,000 Series 2025-1 5.422% Fixed Rate Senior Secured Notes, Class A-2

i

ANNEXES
Annex A	Series 2025-1 Supplemental Definitions List

EXHIBITS
Exhibit A-1-1:	Form of Rule 144A Global Series 2025-1 Class A-2 Note
Exhibit A-1-2:	Form of Temporary Regulation S Global Series 2025-1 Class A-2 Note
Exhibit A-1-3:	Form of Permanent Regulation S Global Series 2025-1 Class A-2 Note
Exhibit B-1:	Form of Transferee Certificate for Transfers of Interest in Rule 144A Notes to Temporary Regulation S
Exhibit B-2:	Form of Transferee Certificate for Transfers of Interest in Rule 144A Notes to Permanent Regulation S
Exhibit B-3:	Form of Transferee Certificate for Transfer of Interest in Temporary Regulation S or Permanent Regulation S to Rule 144A
Exhibit C:	Form of Quarterly Noteholders’ Report

ii

SERIES 2025-1 SUPPLEMENT, dated as of December 15, 2025 (this “Series Supplement”), by and between WENDY’S FUNDING, LLC, a Delaware limited liability company (the “Master Issuer”) and CITIBANK, N.A., a national banking association, not in its individual capacity, but solely as trustee (in such capacity, the “Trustee”) and as Series 2025-1 Securities Intermediary, to the Second Amended and Restated Base Indenture, dated as of December 15, 2025, by and between the Master Issuer and CITIBANK, N.A., as Trustee and as Securities Intermediary (as amended, restated, amended and restated, modified or supplemented from time to time, exclusive of Series Supplements, the “Base Indenture”).

PRELIMINARY STATEMENT

WHEREAS, Sections 2.2, 2.3 and 13.1 of the Base Indenture provide, among other things, that the Master Issuer and the Trustee may at any time and from time to time enter into a Series Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes (as defined in Annex A of the Base Indenture) upon satisfaction of the conditions set forth therein; and

WHEREAS, all such conditions have been met for the issuance of the Series of Notes authorized hereunder.

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Series Supplement. On the Series 2025-1 Closing Date, one (1) class of Notes of such Series of Notes shall be issued: Series 2025-1 5.422% Fixed Rate Senior Secured Notes, Class A-2 (as referred to herein, the “Series 2025-1 Class A-2 Notes”). For purposes of the Base Indenture, the Series 2025-1 Class A-2 Notes shall be deemed to be “Senior Notes”.

ARTICLE I

DEFINITIONS; RULES OF CONSTRUCTION

All capitalized terms used herein (including in the preamble and the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Series 2025-1 Supplemental Definitions List attached hereto as Annex A (the “Series 2025-1 Supplemental Definitions List”) as such Series 2025-1 Supplemental Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof. All capitalized terms not otherwise defined herein, and the term “written” or “in writing”, or therein shall have the meanings assigned thereto in the Base Indenture Definitions List attached to the Base Indenture as Annex A thereto, as such Base Indenture Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Base Indenture. Unless otherwise specified herein, all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of the Base Indenture or this Series Supplement (as indicated herein). Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2025-1 Class A-2 Notes and not to any other Series of Notes issued by the Master Issuer. The rules of construction set forth in Section 1.4 of the Base Indenture shall apply for all purposes under this Series Supplement.

ARTICLE II

[RESERVED]

ARTICLE III

SERIES 2025-1 CLASS A-2 NOTES ALLOCATIONS; PAYMENTS

With respect to the Series 2025-1 Class A-2 Notes, the following shall apply:

Section 3.1 Use of Proceeds with Respect to the Series 2025-1 Class A-2 Notes. On the Series 2025-1 Closing Date, net proceeds from the initial sale of the Series 2025-1 Class A-2 Notes shall be used by the Master Issuer, together with other available funds of the Master Issuer, to repay the outstanding Series 2019 Class A-2-I Notes, to repay the Unsecured Debentures, to pay transaction expenses in connection with the issuance of the Series 2025-1 Class A-2 Notes and the remainder of such net proceeds shall be paid to, or at the direction of, the Master Issuer.

Section 3.2 Weekly Allocation Date Applications. On each Weekly Allocation Date, the Master Issuer (or the Manager on its behalf) shall instruct the Trustee in writing to allocate from the Collection Account all amounts relating to the Series 2025-1 Class A-2 Notes pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

Section 3.3 Quarterly Payment Date Applications; Certain Distributions from the Series 2025-1 Class A-2 Distribution Account. On each Quarterly Payment Date commencing on the Quarterly Payment Date in March 2026, based solely upon the most recent Quarterly Noteholders’ Report, and in the order of priority of such amounts set forth in the Priority of Payments, the Trustee shall, in accordance with Section 6.1 of the Base Indenture, remit to the Series 2025-1 Class A-2 Noteholders the amounts deposited in the Series 2025-1 Class A-2 Distribution Account in accordance with the Base Indenture for the payment of interest, principal (to the extent applicable) and other amounts due in respect of the Series 2025-1 Class A-2 Notes on such Quarterly Payment Date.

Section 3.4 [Reserved]

Section 3.5 Series 2025-1 Class A-2 Interest.

(a) Series 2025-1 Class A-2 Notes Interest. From the Series 2025-1 Closing Date until the Series 2025-1 Class A-2 Outstanding Principal Amount has been paid in full, the Series 2025-1 Class A-2 Outstanding Principal Amount (after giving effect to all payments of principal made to Noteholders as of the first day of each Interest Accrual Period, and also giving effect to prepayments, repurchases and cancellations of Series 2025-1 Class A-2 Notes during such Interest Accrual Period) shall accrue interest at the applicable Series 2025-1 Class A-2 Note Rate. Such accrued interest shall be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, commencing on the Quarterly Payment Date in March 2026; provided that in any event all accrued but unpaid interest shall be due and payable in full on the Series 2025-1 Legal Final Maturity Date, on any Series 2025-1 Prepayment Date with respect to a prepayment in full of the Series 2025-1 Class A-2 Notes or on any other day on which all of the Series 2025-1 Class A-2 Outstanding Principal Amount is required to be paid in full. To the extent any interest accruing at the Series 2025-1 Class A-2 Note Rate is not paid when due, such unpaid interest (net of all Debt Service Advances with respect thereto, a “Class A-2 Quarterly Interest Shortfall Amount”) shall accrue interest at the applicable Series 2025-1 Class A-2 Note Rate. All computations of interest at the Series 2025-1 Class A-2 Note Rate shall be made on the basis of a year of 360 days and twelve 30-day months.

(b) Series 2025-1 Class A-2 Quarterly Post-ARD Contingent Interest.

(i) Post-ARD Contingent Interest. From and after the Series 2025-1 Anticipated Repayment Date, until the Series 2025-1 Class A-2 Outstanding Principal Amount has been paid in full, additional interest (“Series 2025-1 Class A-2 Quarterly Post-ARD Contingent Interest”) shall accrue on the Series 2025-1 Class A-2 Notes at a per annum rate equal to the rate determined by the Servicer to be the greater of (A) 5.00% per annum and (B) a rate equal to the amount, if any, by which (a) the sum of (x) the yield to maturity (adjusted to a quarterly bond-equivalent basis) on the Series 2025-1 Anticipated Repayment Date of the United States Treasury Security having a term closest to ten (10) years, plus (y) 5.00%, plus (z) 1.60%, exceeds (b) the Series 2025-1 Class A-2 Note Rate. The Series 2025-1 Class A-2 Quarterly Post-ARD Contingent Interest shall accrue and be payable in addition to the interest accrued at the Series 2025-1 Class A-2 Note Rate. All computations of Series 2025-1 Class A-2 Quarterly Post-ARD Contingent Interest shall be made on the basis of a 360-day year of twelve 30-day months.

(ii) Payment of Series 2025-1 Class A-2 Quarterly Post-ARD Contingent Interest. Any Series 2025-1 Class A-2 Quarterly Post-ARD Contingent Interest shall be due and payable on any applicable Quarterly Payment Date as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available. For the avoidance of doubt, Series 2025-1 Class A-2 Quarterly Post-ARD Contingent Interest shall accrue and be payable in addition to the interest accrued at the Series 2025-1 Class A-2 Note Rate. The failure to pay any Series 2025-1 Class A-2 Quarterly Post-ARD Contingent Interest in excess of available amounts in accordance with the foregoing (including on the Series 2025-1 Legal Final Maturity Date) shall not be an Event of Default and interest shall not accrue on any unpaid portion thereof.

(c) Series 2025-1 Class A-2 Initial Interest Accrual Period. The initial Interest Accrual Period for the Series 2025-1 Class A-2 Notes shall commence on the Series 2025-1 Closing Date and end on (but exclude) March 15, 2026.

Section 3.6 Payment of Series 2025-1 Class A-2 Note Principal.

(a) Series 2025-1 Class A-2 Notes Principal Payment at Legal Maturity. The Series 2025-1 Class A-2 Outstanding Principal Amount shall be due and payable on the Series 2025-1 Legal Final Maturity Date. The Series 2025-1 Class A-2 Outstanding Principal Amount is not prepayable, in whole or in part, except as set forth in this Section 3.6.

(b) Series 2025-1 Class A-2 Anticipated Repayment Date. The “Series 2025-1 Anticipated Repayment Date” means the Quarterly Payment Date occurring in December 2032.

(c) Payment of Class A-2 Accrued Quarterly Scheduled Principal Amount, Quarterly Scheduled Principal Amounts and Quarterly Scheduled Principal Deficiency Amounts with respect to the Series 2025-1 Class A-2 Notes.

(i) Class A-2 Accrued Quarterly Scheduled Principal Amounts shall be allocated on each Weekly Allocation Date in accordance with the Priority of Payments, in the amount so available, and failure to pay any Class A-2 Accrued Quarterly Scheduled Principal Amounts in excess of available amounts in accordance with the foregoing shall not be an Event of Default.

(ii) Quarterly Scheduled Principal Amounts shall be due and payable on each Quarterly Payment Date prior to the applicable Series 2025-1 Anticipated Repayment Date, commencing on the Quarterly Payment Date in March 2026, in accordance with Section 5.12 of the Base Indenture, only if the Series 2025-1 Non-Amortization Test is not satisfied with respect to such Quarterly Payment Date and failure to pay any Quarterly Scheduled Principal Amounts in excess of available amounts in accordance with the foregoing shall not be an Event of Default; provided, however that if the Series 2025-1 Non-Amortization Test is satisfied, the Master Issuer may, at its option, prior to the Series 2025-1 Anticipated Repayment Date, pay all or any part of such Quarterly Scheduled Principal Amounts on such Quarterly Payment Date. To the extent that Series 2025-1 Class A-2 Notes Quarterly Scheduled Principal Payment Amounts are not required to be made on any Quarterly Payment Date due to satisfaction of the Series 2025-1 Non-Amortization Test, and such test is subsequently no longer satisfied, no “catch-up” payments shall be required to be made in respect of prior Quarterly Payment Dates.

(iii) On each Weekly Allocation Date and each Quarterly Payment Date, the Quarterly Scheduled Principal Deficiency Amount, if any, with respect to such Weekly Allocation Date or Quarterly Payment Date shall be allocated or due and payable, respectively, as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available, and failure to pay any Quarterly Scheduled Principal Deficiency Amounts in excess of available amounts in accordance with the foregoing shall not be an Event of Default.

(iv) For each Weekly Allocation Date with respect to which the Series 2025-1 Non-Amortization Test was satisfied as of the most recent Quarterly Payment Date, the Master Issuer may elect not to allocate to the Senior Notes Principal Payment Account the Senior Notes Accrued Quarterly Scheduled Principal Amount with respect to the Series 2025-1 Class A-2 Notes (by electing to deem, as set forth in the related Weekly Manager’s Certificate, the Series 2025-1 Class A-2 Notes Quarterly Scheduled Principal Payment Amount in respect of the related Quarterly Payment Date to be zero).

(d) Series 2025-1 Class A-2 Notes Mandatory Payments of Principal. During any Rapid Amortization Period, principal payments shall be due and payable on each Quarterly Payment Date on the Series 2025-1 Class A-2 Notes as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so available; provided, for the avoidance of doubt, that it shall not constitute an Event of Default if any such Series 2025-1 Class A-2 Make-Whole Prepayment Premium is not paid because insufficient funds are available to pay such Series 2025-1 Class A-2 Make-Whole Prepayment Premium, in accordance with the Priority of Payments. Such payments shall be ratably allocated among the Series 2025-1 Class A-2 Noteholders within each applicable Class, based on their respective portion of the Series 2025-1 Class A-2 Outstanding Principal Amount of such Class.

(e) Series 2025-1 Class A-2 Make-Whole Prepayment Premium Payments. In connection with any (i) prepayments funded with Asset Disposition Proceeds pursuant to Section 3.6(j) or (ii) any optional prepayment of any Series 2025-1 Class A-2 Notes pursuant to Section 3.6(f) (each, a “Series 2025-1 Class A-2 Prepayment”), in each case prior to the Quarterly Payment Date in the 36th month prior to the Series 2025-1 Anticipated Repayment Date (the “Make-Whole End Date”), the Master Issuer shall pay, in the manner described herein, the Series 2025-1 Class A-2 Make-Whole Prepayment Premium; provided that no Series 2025-1 Class A-2 Make-Whole Prepayment Premium shall be payable in connection with:

(A)	any prepayment funded by Indemnification Amounts or Insurance/Condemnation Proceeds;

(B)

Quarterly Scheduled Principal Amounts (including those paid, in whole or in part, at the option of the Master Issuer on a Quarterly Payment Date with respect to which the Series 2025-1 Non-Amortization Test has been satisfied), or Quarterly Scheduled Principal Deficiency;

(C)	Any mandatory prepayments of any Series 2025-1 Class A-2 Notes made during a Rapid Amortization Period pursuant to Section 3.6(d);

(D)	prepayments made on or after the Make-Whole End Date;

(E)

prepayment made with funds in the Cash Trap Reserve Account (other than optional prepayments of Series 2025-1 Class A-2 Notes prior to the Make-Whole End Date) at the sole discretion of the Master Issuer, for which the Series 2025-1 Class A-2 Make-Whole Prepayment Premium will be payable);

(F)	Prepayments pursuant to the EU/UK Applicable Investor Put Option; or

(G)	Cancellation of repurchased Series 2025-1 Class A-2 Notes.

(f) Optional Prepayment of Series 2025-1 Class A-2 Notes. Subject to Section 3.6(e) and (g) of this Series Supplement, the Master Issuer shall have the option to prepay the Outstanding Principal Amount in whole or in part on any Business Day and that is specified as the Series 2025-1 Prepayment Date in the applicable Prepayment Notices; provided that the Master

Issuer shall not make any optional prepayment pursuant to this Section 3.6(f) in a principal amount for any single prepayment of less than $5,000,000 on any Business Day (except that any such prepayment may be in a principal amount less than such amount if effected on the same day as any partial mandatory prepayment pursuant to this Series Supplement); provided, further, that no such optional prepayment may be made unless (i) the amount on deposit in the Series 2025-1 Class A-2 Distribution Account (including amounts to be transferred from the Cash Trap Reserve Account) is sufficient to pay the principal amount to be prepaid, and the amount on deposit in the Senior Notes Principal Payment Account that is allocable to be prepaid is sufficient to pay any Series 2025-1 Class A-2 Make-Whole Prepayment Premium required pursuant to Section 3.6(e), in each case, payable on the relevant Series 2025-1 Prepayment Date; (ii) (A) the amount on deposit in the Senior Notes Interest Payment Account that is allocable to the Outstanding Principal Amount to be prepaid is sufficient to pay the Class A-2 Quarterly Interest to but excluding the relevant Series 2025-1 Prepayment Date relating to the Outstanding Principal Amount to be prepaid (other than any Post-ARD Contingent Interest) and (B) only if such optional prepayment is a prepayment of the Series 2025-1 Class A-2 Notes in whole, (x) the amount on deposit in the Senior Notes Post-ARD Contingent Interest Account that is allocable to the Series 2025-1 Class A-2 Notes is sufficient to pay the Series 2025-1 Class A-2 Quarterly Post-ARD Contingent Interest accrued through such Series 2025-1 Prepayment Date and (y) the amounts on deposit in the Collection Account and the Securitization Operating Expense Account are (in the Manager’s determination) reasonably expected to be sufficient to pay all Securitization Operating Expenses attributable to the Series 2025-1 Class A-2 Notes on the next Weekly Allocation Date or, in each case, such amounts have been deposited to the Series 2025-1 Class A-2 Distribution Account pursuant to Section 3.6(h); and (iii) the Master Issuer shall reimburse the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate). The Master Issuer may prepay any Series 2025-1 Class A-2 Notes in full at any time regardless of the number of prior optional prepayments or any minimum payment requirement.

(g) Notices of Optional Prepayments. The Master Issuer shall give prior written notice (each, a “Prepayment Notice”) at least ten (10) Business Days but not more than twenty (20) Business Days prior to any Series 2025-1 Prepayment Date pursuant to Section 3.6(f) to each Series 2025-1 Class A-2 Noteholder, the Rating Agency, the Servicer, the Control Party and the Trustee (with a copy to the Back-Up Manager); provided that at the request of the Master Issuer, such notice to the Series 2025-1 Class A-2 Noteholders shall be given by the Trustee in the name and at the expense of the Master Issuer. In connection with any such Prepayment Notice, the Master Issuer shall provide a written report to the Trustee directing the Trustee to distribute such prepayment in accordance with the applicable provisions of Section 3.6(k) of this Series Supplement. With respect to each such Series 2025-1 Class A-2 Prepayment, the related Prepayment Notice shall specify (A) the Series 2025-1 Prepayment Date on which such prepayment will be made, which in all cases shall be a Business Day, (B) the Series 2025-1 Prepayment Amount and (C) the date on which the applicable Series 2025-1 Class A-2 Make-Whole Prepayment Premium, if any, to be paid in connection therewith shall be calculated, which calculation date shall be no earlier than the fifth (5th) Business Day before such Series 2025-1 Prepayment Date (the “Series 2025-1 Class A-2 Make-Whole Premium Calculation Date”). The Master Issuer shall have the option, by written notice to the Trustee, the Servicer, the Control Party, the Rating Agency and the Series 2025-1 Class A-2 Noteholders, to withdraw, or amend the Series 2025-1 Prepayment Date set forth in any Prepayment Notice relating to an optional prepayment at any time up to the second (2nd) Business Day before the Series 2025-1 Prepayment Date set forth in such Prepayment Notice. Any such optional prepayment and Prepayment Notice may, in the Master Issuer’s discretion, be subject to the satisfaction of one or more conditions precedent. The Master Issuer shall have the option to provide in any Prepayment Notice that the payment of the amounts set forth in Section 3.6(f) and the performance of the Master Issuer’s obligations with respect to such optional prepayment may be performed by another Person. All Prepayment Notices shall be (i) transmitted by email to (A) each such affected Series 2025-1 Class A-2 Noteholder to the extent such Series 2025-1 Class A-2 Noteholder holds such Note in the form of a Definitive Note and has provided an email address to the Trustee and (B) the Rating Agency, the Servicer and the Trustee and (ii) transmitted to each affected Series 2025-1 Class A-2 Noteholder holding such Note in the form of a Book-Entry Note, in accordance with the Applicable Procedures of DTC. A Prepayment Notice may be revoked or amended by the Master Issuer if the Trustee receives written notice of such revocation or amendment no later than 12:00 p.m. (Eastern time) two (2) Business Days prior to the applicable Series 2025-1 Prepayment Date. The Master Issuer shall give written notice of such revocation or amendment to the Servicer, and at the request of the Master Issuer, the Trustee shall forward the notice of revocation or amendment to each affected Series 2025-1 Class A-2 Noteholder.

(h) Series 2025-1 Prepayments. On each Series 2025-1 Prepayment Date with respect to any Series 2025-1 Prepayment, the Series 2025-1 Prepayment Amount and the Series 2025-1 Class A-2 Make-Whole Prepayment Premium, if any, shall be due and payable. The Master Issuer shall pay the Series 2025-1 Prepayment Amount together with the applicable Series 2025-1 Class A-2 Make-Whole Prepayment Premium, if any, by depositing such amounts in the applicable Indenture Trust Accounts in accordance with the Priority of Payments or the Series 2025-1 Class A-2 Distribution Account pursuant to Section 3.6(f), in each case, on or prior to the related Series 2025-1 Prepayment Date to be distributed in accordance with Section 5.12 of the Base Indenture, Section 3.3, or Section 3.6(k), as applicable.

(i) Prepayment Premium Not Payable. For the avoidance of doubt, there is no Series 2025-1 Class A-2 Make-Whole Prepayment Premium payable as a result of (i) the application of Indemnification Amounts or Insurance/Condemnation Proceeds allocated to the Series 2025-1 Class A-2 Notes pursuant to priority (i) of the Priority of Payments, (ii) the payment of any Quarterly Scheduled Principal Amounts (including those paid, in part or in full, at the election of the Master Issuer on a Quarterly Payment Date with respect to which the Series 2025-1 Non-Amortization Test has been satisfied) or Quarterly Scheduled Principal Deficiency Amounts and (iii) any prepayment, whether optional or mandatory, on or after the Make-Whole End Date.

(j) Indemnification Amounts; Insurance/Condemnation Proceeds; Asset Disposition Proceeds. Any Indemnification Amounts, Insurance/Condemnation Proceeds or Asset Disposition Proceeds allocated to the Senior Notes Principal Payment Account in accordance with Section 5.11(i) of the Base Indenture shall be withdrawn from the Senior Notes Principal Payment Account in accordance with Section 5.12(d) of the Base Indenture and any such amounts allocable to the Series 2025-1 Class A-2 Notes shall be deposited in the Series 2025-1 Class A-2 Distribution Account and used to prepay the Series 2025-1 Class A-2 Notes on the Quarterly Payment Date immediately succeeding such deposit. In connection with any prepayment made with Indemnification Amounts or Insurance/Condemnation Proceeds pursuant to this Section 3.6(j), the

Master Issuer shall not be obligated to pay any prepayment premium. The Master Issuer shall, however, be obligated to pay any applicable Series 2025-1 Class A-2 Make-Whole Prepayment Premium required to be paid pursuant to Section 3.6(e) of this Series Supplement in connection with any prepayment made with Asset Disposition Proceeds pursuant to this Section 3.6(j); provided, for avoidance of doubt, that it shall not constitute an Event of Default if any such Series 2025-1 Class A-2 Make-Whole Prepayment Premium is not paid because insufficient funds are available to pay such Series 2025-1 Class A-2 Make-Whole Prepayment Premium, in accordance with the Priority of Payments.

(k) Distributions of Series 2025-1 Class A-2 Optional Prepayment. On the Series 2025-1 Prepayment Date for a Series 2025-1 Class A-2 Prepayment to be made pursuant to Section 3.6(f), the Trustee shall, in accordance with Section 6.1 of the Base Indenture (except that notwithstanding anything to the contrary therein, in the case of a prepayment to be made on a date that is not a Quarterly Payment Date, references to the distributions being made on a Quarterly Payment Date shall be deemed to be references to distributions made on such Series 2025-1 Prepayment Date and references to the Record Date shall be deemed to be references to the Prepayment Record Date) and based solely on a Company Order which shall be provided by the Master Issuer to the Trustee or the applicable Quarterly Noteholders’ Report, as applicable, distribute to the Series 2025-1 Class A-2 Noteholders of record on the preceding Prepayment Record Date the amount deposited in the Series 2025-1 Class A-2 Distribution Account pursuant to Section 3.6(h) with respect to such Series 2025-1 Class A-2 Prepayment, in order to repay the applicable portion of the Series 2025-1 Class A-2 Outstanding Principal Amount. All accrued and unpaid interest on the Series 2025-1 Class A-2 Outstanding Principal Amount prepaid and any related Series 2025-1 Class A-2 Make-Whole Prepayment Premium due to the Series 2025-1 Class A-2 Noteholders shall be payable on such Series 2025-1 Prepayment Date.

(l) Series 2025-1 Notices of Final Payment. The Master Issuer shall notify the Trustee, the Servicer and the Rating Agency (with a copy to the Back-Up Manager) in writing of the Series 2025-1 Final Payment Date on or before the Record Date preceding such Series 2025-1 Final Payment Date; provided, however, that with respect to any Series 2025-1 Final Payment that is made in connection with any mandatory or optional prepayment in full, the Master Issuer shall not be obligated to provide any additional notice to the Trustee or the Rating Agency of such Series 2025-1 Final Payment beyond the notice required to be given in connection with such prepayment pursuant to Section 3.6(g) of this Series Supplement. The Trustee shall provide any written notice received under this Section 3.6(l) to each Person in whose name a Series 2025-1 Class A-2 Note is registered at the close of business on such Record Date of the Series 2025-1 Final Payment Date. Such written notice to be sent to the Series 2025-1 Class A-2 Noteholders shall be made at the expense of the Master Issuer and shall be delivered by the Trustee within five (5) Business Days of receipt of notice from the Master Issuer indicating that the Series 2025-1 Final Payment shall be made and shall specify that such Series 2025-1 Final Payment with respect to any Series 2025-1 Class A-2 Notes issued in the form of Definitive Notes shall be payable only upon presentation and surrender of such Series 2025-1 Class A-2 Notes issued in the form of Definitive Notes, shall specify the place where such Series 2025-1 Class A-2 Notes may be presented and surrendered for such Series 2025-1 Final Payment which such surrender shall constitute a general release by the Series 2025-1 Class A-2 Noteholders surrendering such Series 2025-1 Class A-2 Notes from any claims against the Securitization Entities, the Manager, the Back-Up Manager and their Affiliates.

Section 3.7 [RESERVED].

Section 3.8 Series 2025-1 Class A-2 Distribution Account.

(a) Establishment of Series 2025-1 Class A-2 Distribution Account. The Master Issuer shall establish and shall maintain with the Trustee the Series 2025-1 Class A-2 Distribution Account in the name of the Master Issuer subject to the lien of the Trustee for the benefit of the Series 2025-1 Class A-2 Noteholders, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2025-1 Class A-2 Noteholders. The Series 2025-1 Class A-2 Distribution Account shall be an Eligible Account. Initially, the Series 2025-1 Class A-2 Distribution Account shall be established with the Trustee. Any and all amounts on deposit in the Series 2025-1 Class A-2 Distribution Account shall remain uninvested.

(b) Series 2025-1 Class A-2 Distribution Account Constitutes Additional Collateral for Series 2025-1 Class A-2 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2025-1 Class A-2 Notes, the Master Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2025-1 Class A-2 Noteholders, all of the Master Issuer’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2025-1 Class A-2 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2025-1 Class A-2 Distribution Account or the funds on deposit therein from time to time; (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2025-1 Class A-2 Distribution Account or the funds on deposit therein from time to time; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the “Series 2025-1 Class A-2 Distribution Account Collateral”).

(c) Termination of Series 2025-1 Class A-2 Distribution Account. On or after the date on which all accrued and unpaid interest on and principal of all Outstanding Series 2025-1 Class A-2 Notes have been paid, the Trustee, acting in accordance with the written instructions of the Master Issuer (or the Manager on its behalf), shall withdraw from the Series 2025-1 Class A-2 Distribution Account all amounts on deposit therein for distribution pursuant to the Priority of Payments and all Liens with respect to the Series 2025-1 Class A-2 Distribution Account created in favor of the Trustee for the benefit of the Series 2025-1 Class A-2 Noteholders under this Series Supplement shall be automatically released, and the Trustee, upon written request of the Master Issuer, at the written direction of the Control Party, shall execute and deliver to the Master Issuer any and all documentation reasonably requested and prepared by the Master Issuer at the Master Issuer’s expense to effect or evidence the release by the Trustee of the Series 2025-1 Class A-2 Noteholders’ security interest in the Series 2025-1 Class A-2 Distribution Account Collateral.

Section 3.9 Trustee as Securities Intermediary.

(a) The Trustee or other Person holding the Series 2025-1 Class A-2 Distribution Account shall be the “Series 2025-1 Securities Intermediary”. If the Series 2025-1

Securities Intermediary in respect of the Series 2025-1 Class A-2 Distribution Account is not the Trustee, the Master Issuer shall obtain the express agreement of such other Person to the obligations of the Series 2025-1 Securities Intermediary set forth in this Section 3.9.

(b) The Series 2025-1 Securities Intermediary agrees that:

(i) The Series 2025-1 Class A-2 Distribution Account is an account to which Financial Assets will or may be credited;

(ii) The Series 2025-1 Class A-2 Distribution Account is a “securities account” within the meaning of Section 8-501 of the New York UCC and the Series 2025-1 Securities Intermediary qualifies as a “securities intermediary” under Section 8-102(a) of the New York UCC;

(iii) All securities or other property (other than cash) underlying any Financial Assets credited to the Series 2025-1 Class A-2 Distribution Account shall be registered in the name of the Series 2025-1 Securities Intermediary, indorsed to the Series 2025-1 Securities Intermediary or in blank or credited to another securities account maintained in the name of the Series 2025-1 Securities Intermediary, and in no case shall any Financial Asset credited to the Series 2025-1 Class A-2 Distribution Account be registered in the name of the Master Issuer, payable to the order of the Master Issuer or specially indorsed to the Master Issuer;

(iv) All property delivered to the Series 2025-1 Securities Intermediary pursuant to this Series Supplement shall be promptly credited to the Series 2025-1 Class A-2 Distribution Account;

(v) Each item of property (whether investment property, security, instrument or cash) credited to the Series 2025-1 Class A-2 Distribution Account shall be treated as a Financial Asset;

(vi) If at any time the Series 2025-1 Securities Intermediary shall receive any entitlement order from the Trustee (including those directing transfer or redemption of any Financial Asset) relating to the Series 2025-1 Class A-2 Distribution Account, the Series 2025-1 Securities Intermediary shall comply with such entitlement order without further consent by the Master Issuer, any other Securitization Entity or any other Person;

(vii) The Series 2025-1 Class A-2 Distribution Account and all issues specified in Article 2(l) of the Hague Securities Convention shall be governed by the laws of the State of New York, regardless of any provision of any other agreement. For purposes of all applicable UCCs, the State of New York shall be deemed to be the Series 2025-1 Securities Intermediary’s jurisdiction and the Series 2025-1 Class A-2 Distribution Account (as well as the “security entitlements” (as defined in Section 8-102(a)(17) of the New York UCC) related thereto) shall be governed by the laws of the State of New York. The Securities Intermediary represents that it has an office in the United States which is engaged in a business or other regular activity of maintaining securities accounts;

(viii) The Series 2025-1 Securities Intermediary has not entered into, and until termination of this Series Supplement shall not enter into, any agreement with any other

Person relating to the Series 2025-1 Class A-2 Distribution Account and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with “entitlement orders” (as defined in Section 8-102(a)(8) of the New York UCC) of such other Person, and the Series 2025-1 Securities Intermediary has not entered into, and until the termination of this Series Supplement shall not enter into, any agreement with the Master Issuer purporting to limit or condition the obligation of the Series 2025-1 Securities Intermediary to comply with entitlement orders as set forth in Section 3.9(b)(vi) of this Series Supplement; and

(ix) Except for the claims and interest of the Trustee, the Secured Parties and the Securitization Entities in the Series 2025-1 Class A-2 Distribution Account, neither the Series 2025-1 Securities Intermediary nor, in the case of the Trustee, any Trust Officer knows of any claim to, or interest in, the Series 2025-1 Class A-2 Distribution Account or any Financial Asset credited thereto. If the Series 2025-1 Securities Intermediary or, in the case of the Trustee, a Trust Officer has actual knowledge of the assertion by any other person of any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Series 2025-1 Class A-2 Distribution Account or any Financial Asset carried therein, the Series 2025-1 Securities Intermediary shall promptly notify the Trustee, the Manager, the Servicer and the Master Issuer thereof.

(c) At any time after the occurrence and during the continuation of an Event of Default, the Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2025-1 Class A-2 Distribution Account and in all proceeds thereof, and shall (acting at the direction of the Control Party (at the direction of the Controlling Class Representative)) be the only Person authorized to originate entitlement orders in respect of the Series 2025-1 Class A-2 Distribution Account; provided, however, that at all other times the Master Issuer shall be authorized to instruct the Trustee to originate entitlement orders in respect of the Series 2025-1 Class A-2 Distribution Account.

Section 3.10 Manager. Pursuant to the Management Agreement, the Manager has agreed to provide certain reports, notices, instructions and other services on behalf of the Master Issuer. The Series 2025-1 Class A-2 Noteholders by their acceptance of the Series 2025-1 Class A-2 Notes consent to the provision of such reports and notices to the Trustee by the Manager in lieu of the Master Issuer. Any such reports and notices that are required to be delivered to the Series 2025-1 Class A-2 Noteholders hereunder shall be made available on the Trustee’s website in the manner set forth in Section 4.4 of the Base Indenture.

Section 3.11 Replacement of Ineligible Accounts. If, at any time, the Series 2025-1 Class A-2 Distribution Account shall cease to be an Eligible Account (a “Series 2025-1 Ineligible Account”), the Master Issuer shall (i) within five (5) Business Days of obtaining knowledge thereof, notify the Control Party thereof and (ii) within sixty (60) days of obtaining actual knowledge thereof, (A) establish, or cause to be established, a new account that is an Eligible Account in substitution for such Series 2025-1 Ineligible Account, (B) following the establishment of such new Eligible Account, transfer or, with respect to the Trustee Accounts maintained at the Trustee, instruct the Trustee in writing to transfer all cash and investments from such Series 2025-1 Ineligible Account into such new Eligible Account and (C) pledge, or cause to be pledged, such new Eligible Account to the Trustee for the benefit of the Secured Parties and, if such new Eligible Account is not established with the Trustee, cause such new Eligible Account to be subject to an Account Control Agreement in form and substance reasonably acceptable to the Control Party and the Trustee. The Trustee shall have no obligation to determine whether the Series 2025-1 Class A-2 Distribution Account is or continues to be an Eligible Account.

ARTICLE IV

FORM OF SERIES 2025-1 CLASS A-2 NOTES

Section 4.1 [Reserved].

Section 4.2 Issuance of Series 2025-1 Class A-2 Notes. The Series 2025-1 Class A-2 Notes in the aggregate may be offered and sold in the Series 2025-1 Class A-2 Initial Principal Amount on the Series 2025-1 Closing Date by the Master Issuer pursuant to the Series 2025-1 Class A-2 Note Purchase Agreement. The Series 2025-1 Class A-2 Notes shall be resold initially only to the Master Issuer or its Affiliates or (A) in each case, to Persons who are not Competitors, (B) in the United States, to Persons who are QIBs in reliance on Rule 144A and (C) outside the United States, to Persons who are not a U.S. person (as defined in Regulation S, a “U.S. Person”) in reliance on Regulation S. The Series 2025-1 Class A-2 Notes may thereafter be transferred in reliance on Rule 144A and/or Regulation S and in accordance with the procedure described herein. The Series 2025-1 Class A-2 Notes shall be Book-Entry Notes and DTC shall be the Depository for the Series 2025-1 Class A-2 Notes. The Applicable Procedures shall apply to transfers of beneficial interests in the Series 2025-1 Class A-2 Notes. The Series 2025-1 Class A-2 Notes shall be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

(a) Rule 144A Global Notes. The Series 2025-1 Class A-2 Notes offered and sold in their initial distribution in reliance upon Rule 144A shall be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-1-1, as applicable, hereto, registered in the name of Cede & Co. (“Cede”), as nominee of DTC, and deposited with the Trustee, as custodian for DTC (collectively, for purposes of this Section 4.2 and Section 4.4, the “Rule 144A Global Notes”). The aggregate initial principal amount of the Rule 144A Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate initial principal amount of the corresponding class of Temporary Regulation S Global Notes or Permanent Regulation S Global Notes, as hereinafter provided.

(b) Temporary Regulation S Global Notes and Permanent Regulation S Global Notes. Any Series 2025-1 Class A-2 Notes offered and sold on the Series 2025-1 Closing Date in reliance upon Regulation S shall be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-1-2 or Exhibit A-1-3, as applicable, hereto, registered in the name of Cede, as nominee of DTC, and deposited with the Trustee, as custodian for DTC, for credit to the respective accounts at DTC of the designated agents holding on behalf of Euroclear or Clearstream. Until such time as the Restricted Period shall have terminated with respect to any Series 2025-1 Class A-2 Note, such Series 2025-

1 Class A-2 Notes shall be referred to herein collectively, for purposes of this Section 4.2 and Section 4.4, as the “Temporary Regulation S Global Notes”. After such time as the Restricted Period shall have terminated, the Temporary Regulation S Global Notes shall be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons, substantially in the form set forth in Exhibit A-2-5 and Exhibit A-2-6, as applicable, hereto, as hereinafter provided (collectively, for purposes of this Section 4.2 and Section 4.4, the “Permanent Regulation S Global Notes”). The aggregate principal amount of the Temporary Regulation S Global Notes or the Permanent Regulation S Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase of aggregate principal amount of the corresponding Rule 144A Global Notes, as hereinafter provided.

(c) Definitive Notes. The Series 2025-1 Class A-2 Global Notes shall be exchangeable in their entirety for one or more definitive notes in registered form, without interest coupons (collectively, for purposes of this Section 4.2 and Section 4.4 of this Series Supplement, the “Definitive Notes”) pursuant to Section 2.13 of the Base Indenture and this Section 4.2(c) in accordance with their terms and, upon complete exchange thereof, such Series 2025-1 Global Notes shall be surrendered for cancellation at the applicable Corporate Trust Office.

Section 4.3 [Reserved].

Section 4.4 Transfer Restrictions of Series 2025-1 Class A-2 Notes.

(a) A Series 2025-1 Class A-2 Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered; provided, however, that this Section 4.4(a) shall not prohibit any transfer of a Series 2025-1 Class A-2 Note that is issued in exchange for a Series 2025-1 Class A-2 Global Note in accordance with Section 2.8 of the Base Indenture and shall not prohibit any transfer of a beneficial interest in a Series 2025-1 Class A-2 Global Note effected in accordance with the other provisions of this Section 4.4.

(b) The transfer by a Series 2025-1 Class A-2 Note Owner holding a beneficial interest in a Series 2025-1 Class A-2 Note in the form of a Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note shall be made upon the deemed representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB and not a Competitor, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Master Issuer as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

(c) If a Series 2025-1 Class A-2 Note Owner holding a beneficial interest in a Series 2025-1 Class A-2 Note in the form of a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Temporary Regulation S

Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Temporary Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(c). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Temporary Regulation S Global Note, in a principal amount equal to that of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit B-1 hereto given by the Series 2025-1 Class A-2 Note Owner holding such beneficial interest in such Rule 144A Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of the Rule 144A Global Note, and to increase the principal amount of the Temporary Regulation S Global Note, by the principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Temporary Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule 144A Global Note was reduced upon such exchange or transfer.

(d) If a Series 2025-1 Class A-2 Note Owner holding a beneficial interest in a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Permanent Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Permanent Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(d). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Permanent Regulation S Global Note in a principal amount equal to that of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit B-2 hereto given by the Series 2025-1 Class A-2 Note Owner holding such beneficial interest in such Rule 144A Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Rule 144A Global Note, and to increase the principal amount of the Permanent Regulation S Global Note, by the principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Permanent Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule 144A Global Note was reduced upon such exchange or transfer.

(e) If a Series 2025-1 Class A-2 Note Owner holding a beneficial interest in a Temporary Regulation S Global Note or a Permanent Regulation S Global Note wishes at any time to exchange its interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note for an interest in the Rule 144A Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(e). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Rule 144A Global Note in a principal amount equal to that of the beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) with respect to a transfer of a beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, a certificate in substantially the form set forth in Exhibit B-3 hereto given by such Series 2025-1 Class A-2 Note Owner holding such beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, and to increase the principal amount of the Rule 144A Global Note, by the principal amount of the beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in the Rule 144A Global Note having a principal amount equal to the amount by which the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, was reduced upon such exchange or transfer.

(f) In the event that a Series 2025-1 Class A-2 Global Note or any portion thereof is exchanged for Series 2025-1 Class A-2 Notes other than Series 2025-1 Class A-2 Global Notes, such other Series 2025-1 Class A-2 Notes may in turn be exchanged (upon transfer or otherwise) for Series 2025-1 Class A-2 Notes that are not Series 2025-1 Class A-2 Global Notes or for a beneficial interest in a Series 2025-1 Class A-2 Global Note (if any is then outstanding) only in accordance with such procedures as may be adopted from time to time by the Master Issuer and the Registrar, which shall be substantially consistent with the provisions of Section 4.4(a) through Section 4.4(e) and Section 4.4(g) of this Series Supplement (including the certification requirement intended to ensure that transfers and exchanges of beneficial interests in a Series 2025-1 Class A-2 Global Note comply with Rule 144A or Regulation S under the 1933 Act, as the case may be) and any Applicable Procedures.

(g) Until the termination of the Restricted Period with respect to any Series 2025-1 Class A-2 Note, interests in the Temporary Regulation S Global Notes representing such Series 2025-1 Class A-2 Note may be held only through Clearing Agency Participants acting for and on behalf of Euroclear and Clearstream; provided that this Section 4.4(g) shall not prohibit any transfer in accordance with Section 4.4(d) of this Series Supplement. After the expiration of the applicable Restricted Period, interests in the Permanent Regulation S Global Notes may be transferred without requiring any certifications other than those set forth in this Section 4.4.

(h) The Rule 144A Global Notes, the Temporary Regulation S Global Notes and the Permanent Regulation S Global Notes shall bear the following legend:

THE ISSUANCE AND SALE OF THIS SERIES 2025-1 CLASS A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND WENDY’S FUNDING, LLC (THE “MASTER ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE MASTER ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO EITHER A PERSON WHO IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS NOT A COMPETITOR AND IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE MASTER ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH PERSON (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE SHALL

BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A [TEMPORARY REGULATION S GLOBAL NOTE] [RULE 144A GLOBAL NOTE] OR [PERMANENT REGULATION S GLOBAL NOTE] SHALL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND SHALL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING SHALL BE OF NO FORCE AND EFFECT AND SHALL BE VOID AB INITIO AND SHALL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE MASTER ISSUER, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON.” THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.

BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

(i) The Series 2025-1 Class A-2 Notes Temporary Regulation S Global Notes shall also bear the following legend:

UNTIL FORTY (40) DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN

CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS EITHER NOT A “U.S. PERSON” OR THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT AND AGREES FOR THE BENEFIT OF THE MASTER ISSUER THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER AND IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE 1933 ACT.

(j) The Series 2025-1 Class A-2 Global Notes issued in connection with the Series 2025-1 Class A-2 Notes shall bear the following legend:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE MASTER ISSUER OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

(a) The required legends set forth above shall not be removed from the applicable Series 2025-1 Class A-2 Notes except as provided herein. The legend required for a Rule 144A Global Note may be removed from such Rule 144A Global Note if there is delivered to the Master Issuer and the Registrar such satisfactory evidence, which may include an Opinion of Counsel, as may be reasonably required by the Master Issuer that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Rule 144A Global Note will not violate the registration requirements of the 1933 Act. Upon provision of such satisfactory evidence, the Trustee at the direction of the Master Issuer (or the Manager on its behalf), shall authenticate and deliver in exchange for such Rule 144A Global Note a Series 2025-1 Class A-2 Note or Series 2025-1 Class A-2 Notes having an equal aggregate principal amount that does not bear such legend. If such a legend required for a Rule 144A Global Note has been removed from a Series 2025-1 Class A-2 Note as provided above, no other Series 2025-1 Class A-2 Note issued in exchange for all or any part of such Series 2025-1 Class A-2 Note shall bear such legend, unless the Master Issuer has reasonable cause to believe that such other Series 2025-1 Class A-2 Note is a “restricted security” within the meaning of Rule 144 under the 1933 Act and instructs the Trustee to cause a legend to appear thereon.

Section 4.5 Note Owner Representations and Warranties. Each Person who becomes a Note Owner of a beneficial interest in a Series 2025-1 Class A-2 Note pursuant to the Offering Memorandum shall be deemed to represent, warrant and agree on the date such Person acquires any interest in any Series 2025-1 Class A-2 Note as follows:

(a) With respect to any sale of Series 2025-1 Class A-2 Notes pursuant to Rule 144A, it is a QIB pursuant to Rule 144A, and is aware that any sale of Series 2025-1 Class A-2 Notes to it shall be made in reliance on Rule 144A. Its acquisition of Series 2025-1 Class A-2 Notes in any such sale shall be for its own account or for the account of another QIB.

(b) With respect to any sale of Series 2025-1 Class A-2 Notes pursuant to Regulation S, at the time the buy order for such Series 2025-1 Class A-2 Notes was originated, it was outside the United States and the offer was made to a Person who is not a U.S. Person, and was not purchasing for the account or benefit of a U.S. Person.

(c) It will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Series 2025-1 Class A-2 Notes.

(d) It understands that the Master Issuer, the Manager and the Servicer may receive a list of participants holding positions in the Series 2025-1 Class A-2 Notes from one or more book-entry depositories.

(e) It understands that the Manager, the Master Issuer and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Permitted Recipient Certifications.

(f) It will provide to each person to whom it transfers Series 2025-1 Class A-2 Notes notices of any restrictions on transfer of such Series 2025-1 Class A-2 Notes.

(g) It understands that (i) the Series 2025-1 Class A-2 Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the 1933 Act, (ii) the Series 2025-1 Class A-2 Notes have not been registered under the 1933 Act, (iii) such Series 2025-1 Class A-2 Notes may be offered, resold, pledged or otherwise transferred only (A) to the Master Issuer or an Affiliate of the Master Issuer, (B) in the United States to a Person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A and who is not a Competitor, (C) outside the United States to a Person who is not a U.S. Person in a transaction meeting the requirements of Regulation S and who is not a Competitor or (D) to a Person that is not a Competitor in a transaction exempt from the registration requirements of the 1933 Act and the applicable securities laws of any state of the United States and any other jurisdiction, in each such case in accordance with the Indenture and any applicable securities laws of any state of the United States and (iv) it will, and each subsequent holder of a Series 2025-1 Class A-2 Note is required to, notify any subsequent purchaser of a Series 2025-1 Class A-2 Note of the resale restrictions set forth in clause (iii) above.

(h) It understands that the certificates evidencing the Rule 144A Global Notes shall bear legends substantially similar to those set forth in Section 4.4(h) of this Series Supplement.

(i) It understands that the certificates evidencing the Temporary Regulation S Global Notes shall bear legends substantially similar to those set forth in Section 4.4(i) of this Series Supplement.

(j) It understands that the certificates evidencing the Permanent Regulation S Global Notes shall bear legends substantially similar to those set forth in Section 4.4(j) of this Series Supplement.

(k) Either (i) it is not acquiring or holding the Series 2025-1 Class A-2 Notes (or any interest therein) for or on behalf of, or with the assets of, a Plan or a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of the Series 2025-1 Class A-2 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law.

(l) It understands that any subsequent transfer of the Series 2025-1 Class A-2 Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and it agrees to be bound by, and not to resell, pledge or otherwise transfer the Series 2025-1 Class A-2 Notes or any interest therein except in compliance with, such restrictions and conditions and the 1933 Act.

(m) It is not a Competitor.

(n) If such Note Owner is a Plan, or a fiduciary purchasing the Series 2025-1 Class A-2 Note on behalf of a Plan (a “Plan Fiduciary”), such Note Owner or Plan Fiduciary, as applicable, represents that none of the Manager, the Master Issuer, the Securitization Entities, the Initial Purchasers, the Trustee, or any of their respective Affiliates (the “Transaction Parties”) has provided or will provide advice with respect to the acquisition of such Series 2025-1 Class A-2 Notes by the Plan.

Section 4.6 Limitation on Liability. None of the Master Issuer, Wendy’s, the Trustee, the Servicer, the Back-Up Manager, the Initial Purchasers, any Paying Agent, or any of their respective Affiliates shall have any responsibility or liability for any aspects of the records maintained by DTC or its nominee or any of the Agent Members relating to or for payments made thereby on account of beneficial interests in a Rule l44A Global Note or a Regulation S Global Note. None of the Master Issuer, Wendy’s, the Trustee, the Servicer, the Back-Up Manager, the Initial Purchasers, any Paying Agent or their respective Affiliates shall have any responsibility or liability with respect to any records maintained by the Noteholder with respect to the beneficial holders thereof or payments made thereby on account of beneficial interests held therein.

ARTICLE V

GENERAL

Section 5.1 Information. On or before the third Business Day prior to each Quarterly Payment Date, the Master Issuer shall furnish, or cause to be furnished, a Quarterly Noteholders’ Report with respect to the Series 2025-1 Class A-2 Notes to the Trustee, each Rating Agency, the Servicer and each Paying Agent, with a copy to the Back-Up Manager, substantially in the form of Exhibit C hereto, setting forth, inter alia, the following information with respect to such Quarterly Payment Date:

(i) the total amount available to be distributed to Series 2025-1 Class A-2 Noteholders on such Quarterly Payment Date and payment instructions with respect thereto;

(ii) the amount of such distribution allocable to the payment of interest on the Series 2025-1 Class A-2 Notes;

(iii) the amount of such distribution allocable to the payment of principal of the Series 2025-1 Class A-2 Notes;

(iv) the amount of such distribution allocable to the payment of any Series 2025-1 Class A-2 Make-Whole Prepayment Premium, if any, on Series 2025-1 Class A-2 Notes;

(v) the amount of such distribution allocable to the payment of any fees or other amounts due to the Series 2021-1 Class A-1 Noteholders;

(vi) whether, to the Actual Knowledge of the Master Issuer, any Potential Rapid Amortization Event, Rapid Amortization Event, Default, Event of Default, Potential Manager Termination Event, Manager Termination Event or Servicer Termination Event has occurred as of the related Quarterly Calculation Date or any Cash Trapping Period is in effect, as of the related Quarterly Calculation Date;

(vii) the DSCR for such Quarterly Payment Date and the three Quarterly Payment Dates immediately preceding such Quarterly Payment Date;

(viii) the number of Franchised Restaurants and Company Restaurants that are open for business as of the last day of the preceding Quarterly Collection Period;

(ix) the amount of Wendy’s Systemwide Sales as of the related Quarterly Calculation Date; and

(x) the amount on deposit in the Senior Notes Interest Reserve Account (and the availability under any Interest Reserve Letter of Credit relating to the Senior Notes) and the amount on deposit in the Cash Trap Reserve Account, if any, in each case as of the close of business on the last Business Day of the related Quarterly Collection Period.

Any Series 2025-1 Class A-2 Noteholder may obtain copies of each Quarterly Noteholders’ Report in accordance with the procedures set forth in Section 4.3 of the Base Indenture.

Section 5.2 Exhibits. The annexes, exhibits and schedules attached hereto and listed on the table of contents hereto supplement the annexes, exhibits and schedules included in the Base Indenture.

Section 5.3 Ratification of Base Indenture. As supplemented by this Series Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

Section 5.4 Certain Notices to the Rating Agency. The Master Issuer shall provide to the Rating Agency a copy of each Opinion of Counsel and Officer’s Certificate delivered to the Trustee pursuant to this Series Supplement or any other Related Document.

Section 5.5 Prior Notice by Trustee to the Controlling Class Representative and Control Party. Subject to Section 10.1 of the Base Indenture, the Trustee agrees that it shall not exercise any rights or remedies available to it as a result of the occurrence of a Rapid Amortization Event or an Event of Default until after the Trustee has given prior written notice thereof to the Controlling Class Representative and the Control Party and obtained the direction of the Control Party (subject to Section 11.4(b) of the Base Indenture, at the direction of the Controlling Class Representative).

Section 5.6 Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 5.7 Governing Law. THIS SERIES SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

Section 5.8 Amendments. This Series Supplement may not be modified or amended except in accordance with the terms of the Base Indenture.

Section 5.9 Termination of Series Supplement. This Series Supplement shall cease to be of further effect when (i) all Outstanding Series 2025-1 Class A-2 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2025-1 Class A-2 Notes that have been replaced or paid) to the Trustee for cancellation, (ii) the Master Issuer has paid all sums payable hereunder and, without duplication and (iii) the conditions set forth in Section 12.1(c) of the Base Indenture have been satisfied with respect to the Series 2025-1 Class A-2 Notes; provided that any provisions of this Series Supplement required for the Series 2025-1 Final Payment to be made shall survive until the Series 2025-1 Final Payment is paid to the Series 2025-1 Class A-2 Noteholders.

Section 5.10 Electronic Signatures and Transmission.

(a) For purposes of this Series Supplement, any reference to “written” or “in writing” means any form of written communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by Electronic Transmission. “Electronic Transmission” means any form of communication not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process. The Trustee is authorized to accept written instructions, directions, reports, notices or other communications delivered by Electronic Transmission and shall not have any duty or obligation to verify or confirm that the Person sending instructions, directions, reports, notices or other communications or information by Electronic Transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such Electronic Transmission, and the Trustee shall not have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information to the Trustee, including, without limitation, the risk of the Trustee acting on unauthorized instructions, notices, reports or other communications or information, and the risk of interception and misuse by third parties.

(b) Any requirement in the Indenture that a document, is to be signed or authenticated by “manual signature” or similar language shall not be deemed to prohibit signature to be by facsimile or electronic signature and shall not be deemed to prohibit delivery thereof by Electronic Transmission.

(c) Notwithstanding anything to the contrary in this Series Supplement, any and all communications (both text and attachments) by or from the Trustee that the Trustee in its sole discretion deems to contain confidential, proprietary and/or sensitive information and sent by Electronic Transmission shall be encrypted. The recipient of the Electronic Transmission shall be required to complete a one-time registration process.

Section 5.11 Entire Agreement. This Series Supplement, together with the exhibits and schedules hereto and the other Indenture Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

Section 5.12 1934 Act. The Master Issuer hereby represents and warrants, for the benefit of the Trustee and the Noteholders, that payments on the Series 2025-1

Class A-2 Notes shall not depend primarily on cash flow from self-liquidating financial assets within the meaning of Section 3(a)(79) of the 1934 Act.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the Master Issuer, the Trustee and the Series 2025-1 Securities Intermediary has caused this Series Supplement to be duly executed by its respective duly authorized officer as of the day and year first written above.

WENDY’S FUNDING, LLC, as Master Issuer

By:	/s/ Trevor D. Morse
Name: Trevor D. Morse
Title: Treasurer

Signature Page to Series 2025-1 Supplement

CITIBANK, N.A., not in its individual capacity, but solely as Trustee and as Series 2025-1 Securities Intermediary

By:	/s/ Anthony Bausa
Name: Anthony Bausa
Title: Senior Trust Officer

Signature Page to Series 2025-1 Supplement

ANNEX A

SERIES 2025-1

SUPPLEMENTAL DEFINITIONS LIST

“Agent Members” means members of, or participants in, DTC, or a nominee thereof.

“Cede” has the meaning set forth in Section 4.2(a) of the Series 2025-1 Supplement.

“Class A-2 Accrued Quarterly Scheduled Principal Amount” means, for each Weekly Allocation Date during any Quarterly Collection Period, an amount equal to the sum of (i) the product of (1) the Weekly Accrual Percentage and (2) the Quarterly Scheduled Principal Amount for the Quarterly Payment Date in the next succeeding Quarterly Collection Period and (ii) the Class A-2 Accrued Quarterly Scheduled Principal Shortfall Amount for such Weekly Allocation Date, until such Quarterly Scheduled Principal Amount shall have been allocated (or prefunded with respect to the first Quarterly Collection Period) in full. For purposes of the Base Indenture, the Class A-2 Accrued Quarterly Scheduled Principal Amount shall be deemed to be a “Senior Notes Accrued Quarterly Scheduled Principal Amount”.

“Class A-2 Accrued Quarterly Scheduled Principal Shortfall Amount” means, (a) for the first Weekly Allocation Date with respect to any Quarterly Collection Period, zero, and (b) for any other Weekly Allocation Date with respect to such Quarterly Collection Period the amount, if any, by which (i) the amount allocated to the Senior Notes Principal Payment Account with respect to Class A-2 Accrued Quarterly Scheduled Principal Amounts on the immediately preceding Weekly Allocation Date with respect to such Quarterly Collection Period was less than (ii) the Class A-2 Accrued Quarterly Scheduled Principal Amount for such immediately preceding Weekly Allocation Date.

“Class A-2 Quarterly Interest” means, with respect to any Interest Accrual Period, an amount equal to the sum of (i) the accrued interest at the Series 2025-1 Class A-2 Note Rate on the Series 2025-1 Class A-2 Outstanding Principal Amount (excluding, for the avoidance of doubt, Senior Notes Accrued Quarterly Post-ARD Contingent Interest), calculated based on a 360-day year of twelve 30-day months and (ii) the amount of any Class A-2 Quarterly Interest Shortfall Amount for the immediately preceding Interest Accrual Period together with additional interest thereon as set forth in Section 3.5(a).

“Definitive Notes” has the meaning set forth in Section 4.2(c) of the Series 2025-1 Supplement.

“Depository” means the depository or the custodian specified herein to whom the Notes of a Class of a Series, upon original issuance, may be issued and delivered.

“DTC” means The Depository Trust Company and any successor thereto.

“EU/UK Applicable Investor Put Option” has the meaning set forth in the EU/UK Risk Retention Letter.

“EU/UK Risk Retention Letter” means that certain letter agreement, dated as of the Series 2025-1 Closing Date, entered into by Wendy’s International, LLC in favor of the Master Issuer, the Trustee (for itself and for the benefit of the EU/UK Applicable Investors (as defined therein)) and the Initial Purchasers.

“Hague Securities Convention” means the Hague Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary, concluded 5 July 2006.

“Initial Purchasers” means, collectively, Barclays Capital, Inc., Jefferies LLC, BofA Securities, Inc., Guggenheim Securities LLC, Morgan Stanley & Co. LLC and Rabo Securities USA, Inc..

“Make-Whole End Date” has the meaning set forth in Section 3.6(e) of the Series 2025-1 Supplement.

“Offering Memorandum” means the Offering Memorandum for the offering of the Series 2025-1 Class A-2 Notes, dated November 19, 2025, prepared by the Master Issuer.

“Outstanding Series 2025-1 Class A-2 Notes” means, with respect to the Series 2025-1 Class A-2 Notes, all Series 2025-1 Class A-2 Notes theretofore authenticated and delivered under the Base Indenture, except:

(i) Series 2025-1 Class A-2 Notes theretofore canceled by the Registrar or delivered to the Registrar for cancellation;

(ii) Series 2025-1 Class A-2 Notes, or portions thereof, for whose payment or redemption funds in the necessary amount have been theretofore irrevocably deposited in the Series 2025-1 Class A-2 Distribution Account and are available for payment of such Series 2025-1 Class A-2 Notes; provided that if such Series 2025-1 Class A-2 Notes or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefore reasonably satisfactory to the Trustee has been made;

(iii) Series 2025-1 Class A-2 Notes that have been defeased in accordance with Section 12.1 of the Base Indenture;

(iv) Series 2025-1 Class A-2 Notes in exchange for, or in lieu of which other Series 2025-1 Class A-2 Notes have been authenticated and delivered pursuant to the Indenture, unless proof reasonably satisfactory to the Trustee is presented that any such Series 2025-1 Class A-2 Notes are held by a holder in due course or protected purchaser; and

(v) Series 2025-1 Class A-2 Notes alleged to have been mutilated, destroyed, lost or stolen for which replacement Series 2025-1 Class A-2 Notes have been issued as provided in the Indenture;

provided that (A) in determining whether the Noteholders of the requisite Outstanding Principal Amount have given any request, demand, authorization, direction, notice, consent, waiver or vote under the Indenture, the following Series 2025-1 Class A-2 Notes shall be disregarded and deemed not to be Outstanding: (x) Series 2025-1 Class A-2 Notes owned by the Securitization Entities or any other obligor upon the Series 2025-1 Class A-2 Notes or any Affiliate of any of them and (y) Series 2025-1 Class A-2 Notes held in any accounts with respect to which the Manager or any Affiliate thereof exercises discretionary voting authority; provided, further, that in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or vote, only Series 2025-1 Class A-2 Notes as described under clause (x) or (y) above that a Trust Officer actually knows to be so owned shall be so disregarded; and (B) Series 2025-1 Class A-2 Notes owned in the manner indicated in clause (x) or (y) above that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Series 2025-1 Class A-2 Notes and that the pledgee is not a Securitization Entity or any other obligor or the Manager, an Affiliate thereof, or an account for which the Manager or an Affiliate of the Manager exercises discretionary voting authority.

“Permanent Regulation S Global Notes” has the meaning set forth in Section 4.2(b) of the Series 2025-1 Supplement.

“Prepayment Notice” has the meaning set forth in Section 3.6(g) of the Series 2025-1 Supplement.

“Prepayment Record Date” means, with respect to the date of any Series 2025-1 Prepayment, the last day of the calendar month immediately preceding the date of such Series 2025-1 Prepayment unless such last day is less than ten (10) Business Days prior to the date of such Series 2025-1 Prepayment, in which case the “Prepayment Record Date” shall be the last day of the second calendar month immediately preceding the date of such Series 2025-1 Prepayment.

“Quarterly Scheduled Principal Amount” means, with respect to any Quarterly Payment Date commencing on the Quarterly Payment Date in March 2026, $1,125,000; provided that in connection with (a) any prepayment of principal of the Series 2025-1 Class A-2 Notes due to payments of Indemnification Amounts, Asset Disposition Proceeds, Insurance/Condemnation Proceeds or pursuant to a Rapid Amortization Event, (b) repurchases and cancellations of the Series 2025-1 Class A-2 Notes or (c) any other optional or mandatory prepayment of principal of the Series 2025-1 Class A-2 Notes, the Series 2025-1 Class A-2 Notes Quarterly Scheduled Principal Payment Amount for each remaining Quarterly Payment Date shall be reduced ratably based on the amount of such prepayment or repurchase relative to the Outstanding Principal Amount of the Series 2025-1 Class A-2 Notes prior to such prepayment or repurchase. For purposes of the Base Indenture, Quarterly Scheduled Principal Amounts shall be deemed to be “Scheduled Principal Payments”.

“Quarterly Scheduled Principal Deficiency Amount” means, as of any date of determination, the amount, if any, of due and unpaid Quarterly Scheduled Principal Amount with respect to each Quarterly Payment Date prior to such date of determination. For purposes of the Base Indenture, the “Quarterly Scheduled Principal Deficiency Amount” shall be deemed to be a “Senior Notes Quarterly Scheduled Principal Deficiency Amount”.

“QIB” means a “Qualified Institutional Buyer” as defined in Rule 144A.

“Rating Agency” means S&P and any successor or successors thereto. Solely with respect to the Series 2025-1 Class A-2 Notes, in the event that at any time the rating agency rating the Series 2025-1 Class A-2 Notes does not include S&P, references to rating categories of S&P in this Series Supplement shall be deemed instead to be references to the equivalent categories of such other rating agency as then is rating the Notes as of the most recent date on which such other rating agency and S&P published ratings for the type of security in respect of which such alternative rating agency is used.

“Regulation S” means Regulation S promulgated under the 1933 Act.

“Regulation S Global Notes” means, collectively, the Temporary Regulation S Global Notes and the Permanent Regulation S Global Notes.

“Restricted Period” means, with respect to any Series 2025-1 Class A-2 Notes sold pursuant to Regulation S, the period commencing on the Series 2025-1 Closing Date and ending on the 40th day after the Series 2025-1 Closing Date.

“Rule 144A Global Notes” has the meaning set forth in Section 4.2(a) of the Series 2025-1 Supplement.

“Rule 144A” means Rule 144A promulgated under the 1933 Act.

“Senior Notes Accrued Quarterly Interest Amount (Class A-2)” means, for each Weekly Allocation Date with respect to a Quarterly Collection Period and the Interest Accrual Period beginning during such Quarterly Collection Period, an amount equal to (A) the sum of: (i) the product of (1) the Weekly Accrual Percentage and (2) the expected Class A-2 Quarterly Interest for such Interest Accrual Period and (ii) the Senior Notes Accrued Quarterly Interest Shortfall (Class A-2) for such Weekly Allocation Date, until such expected Class A-2 Quarterly Interest shall have been allocated in full. For purposes of the Base Indenture, the “Senior Notes Accrued Quarterly Interest Amount (Class A-2)” shall be deemed to be a “Senior Notes Accrued Quarterly Interest Amount”.

Notwithstanding the foregoing, for the initial Weekly Allocation Date after the Series 2025-1 Closing Date, clause (A) above shall equal a portion of the Senior Notes Estimated Quarterly Interest Amount for such Quarterly Collection Period, such that 100% of the Senior Notes Estimated Quarterly Interest Amount for such Quarterly Collection Period is allocated (or prefunded to or on deposit in the Senior Notes Interest Payment Account on the Series 2025-1 Closing Date) on or prior to the Weekly Allocation Date relating to the final Weekly Collection Period in such Quarterly Collection Period.

“Senior Notes Accrued Quarterly Interest Shortfall (Class A-2)” means (a) for the first Weekly Allocation Date with respect to any Quarterly Collection Period, zero, and (b) for any other Weekly Allocation Date with respect to such Quarterly Collection Period the amount, if any, by which (i) the aggregate amount allocated to the Senior Notes Interest Payment Account with respect to the Senior Notes Accrued Quarterly Interest Amount (Class A-2) on each preceding Weekly Allocation Date with respect to such Quarterly Collection Period was less than (ii) the aggregate Senior Notes Accrued Quarterly Interest Amount (Class A-2) for all such preceding Weekly Allocation Dates.

“Senior Notes Accrued Quarterly Post-ARD Contingent Interest Amount” means, for each Weekly Allocation Date with respect to a Quarterly Collection Period an amount equal to the sum of (i) the product of (1) the Weekly Accrual Percentage and (2) the aggregate of each interest amount designated hereunder as a “Senior Notes Quarterly Post-ARD Contingent Interest Amount” for purposes of the Base Indenture (collectively, the “Designated SNAQPCIA”) due on the Quarterly Payment Date in the next succeeding Quarterly Collection Period and (ii) the Senior Notes Accrued Quarterly Post-ARD Contingent Interest Shortfall for such Weekly Allocation Date, until such Designated SNAQPCIA shall have been allocated in full. For purposes of the Base Indenture, the “Senior Notes Accrued Quarterly Post-ARD Contingent Interest Amount” shall be deemed to be a “Senior Notes Accrued Quarterly Post-ARD Contingent Interest Amount”.

“Senior Notes Accrued Quarterly Post-ARD Contingent Interest Shortfall” means (a) for the first Weekly Allocation Date with respect to any Quarterly Collection Period, zero, and (b) for any other Weekly Allocation Date with respect to such Quarterly Collection Period the amount, if any, by which (i) the aggregate amount allocated to the Senior Notes Post-ARD Contingent Interest Account with respect to the Series 2025-1 Class A-2 Notes on each preceding Weekly Allocation Date with respect to such Quarterly Collection Period was less than (ii) the Senior Notes Accrued Quarterly Post-ARD Contingent Interest Amount for all such preceding Weekly Allocation Dates.

“Senior Notes Estimated Quarterly Interest Amount” means, for any Quarterly Fiscal Period, with respect to any Senior Notes Outstanding, the aggregate amount that is identified as “Senior Notes Accrued Quarterly Interest Amount (Class A-2)”.

“Series 2025-1 Anticipated Repayment Date” has the meaning set forth in Section 3.6(b) of the Series 2025-1 Supplement. For purposes of the Base Indenture, the “Series 2025-1 Anticipated Repayment Date” shall be deemed to be an “Anticipated Repayment Date”.

“Series 2025-1 Class A-2 Distribution Account” means account no. 14669500 entitled “Wendy’s Funding, LLC, Series 2025-1 – Class A-2 Distribution Account” maintained by the Trustee pursuant to Section 3.8(a) of the Series 2025-1 Supplement or any successor securities account maintained pursuant to Section 3.8(a) of the Series 2025-1 Supplement.

“Series 2025-1 Class A-2 Distribution Account Collateral” has the meaning set forth in Section 3.8(b) of the Series 2025-1 Supplement.

“Series 2025-1 Class A-2 Initial Principal Amount” means the aggregate initial outstanding principal amount of the Series 2025-1 Class A-2 Notes, which is $450,000,000.

“Series 2025-1 Class A-2 Make-Whole Prepayment Premium” means, with respect to a Series 2025-1 Class A-2 Prepayment, an amount (not less than zero) calculated by the Manager on behalf of the Master Issuer equal to (A) if such Series 2025-1 Class A-2 Prepayment occurs prior to the Make-Whole End Date (i) the discounted present value as of the relevant Series 2025-1 Class A-2 Make-Whole Premium Calculation Date of all future installments of interest (excluding any interest required to be paid on the Series 2025-1 Prepayment Date) on and principal of the

Series 2025-1 Class A-2 Notes being prepaid that the Master Issuer would otherwise be required to pay on the Series 2025-1 Class A-2 Notes (or such portion thereof to be prepaid) from the applicable Series 2025-1 Prepayment Date to and including the Make-Whole End Date, assuming that (x) payments of Quarterly Scheduled Principal Amounts are made pursuant to the then-applicable schedule of payments (giving effect to any ratable reductions in the Quarterly Scheduled Principal Amounts due to optional and mandatory prepayments, including prepayments in connection with a Rapid Amortization Event, additional amortization payments and cancellations of repurchased Notes prior to the date of such repayment), (y) Quarterly Scheduled Principal Amounts (or ratable amounts thereof based on the principal of the Series 2025-1 Class A-2 Notes (or portion thereof) being prepaid) are to be made with respect to such Series 2025-1 Class A-2 Notes (or portion thereof to be prepaid) on each Quarterly Payment Date prior to such Make-Whole End Date and (z) the entire remaining unpaid principal amount of the Series 2025-1 Class A-2 Notes (or portion thereof) is paid on such Make-Whole End Date minus (ii) the Outstanding Principal Amount of the Series 2025-1 Class A-2 Notes (or portion thereof) being prepaid or (B) if such Series 2025-1 Class A-2 Prepayment occurs on or after the Make-Whole End Date, zero. For the purposes of the calculation of the discounted present value in clause (A)(i) above, such present value shall be determined by the Manager, on behalf of the Master Issuer, using a discount rate equal to the sum of: (x) the yield to maturity (adjusted to a quarterly bond-equivalent basis), on the Series 2025-1 Class A-2 Make-Whole Premium Calculation Date, of the United States Treasury Security having a maturity closest to the relevant Make-Whole End Date plus (y) 0.50%. For purposes of the Base Indenture, “Series 2025-1 Class A-2 Make-Whole Prepayment Premium” shall be deemed to be “unpaid premiums and make-whole prepayment premiums” for purposes of the Priority of Payments.

“Series 2025-1 Class A-2 Noteholder” means the Person in whose name a Series 2025-1 Class A-2 Note is registered in the Note Register.

“Series 2025-1 Class A-2 Note Purchase Agreement” means the Purchase Agreement, dated as of November 19, 2025, by and among Barclays Capital, Inc., on behalf of itself and as a representative of the Initial Purchasers, the Master Issuer, the Guarantors and the Manager, as amended, supplemented or otherwise modified from time to time.

“Series 2025-1 Class A-2 Note Rate” means 5.422% per annum.

“Series 2025-1 Class A-2 Notes” has the meaning specified in “Designation” of the Series 2025-1 Supplement.

“Series 2025-1 Class A-2 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2025-1 Class A-2 Initial Principal Amount, minus (b) the aggregate amount of principal payments (whether a Quarterly Scheduled Principal Amount, a prepayment, a purchase and cancellation, a redemption or otherwise) made to Series 2025-1 Class A-2 Noteholders with respect to Series 2025-1 Class A-2 Notes on or prior to such date. For purposes of the Base Indenture, the “Series 2025-1 Class A-2 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount”.

“Series 2025-1 Class A-2 Prepayment” has the meaning set forth in Section 3.6(e) of the Series 2025-1 Supplement.

“Series 2025-1 Class A-2 Quarterly Post-ARD Contingent Interest” has the meaning set forth in Section 3.5(b)(i). For purposes of the Base Indenture, Series 2025-1 Class A-2 Quarterly Post-ARD Contingent Interest shall be deemed to be a “Senior Notes Quarterly Post-ARD Contingent Interest Amount”.

“Series 2025-1 Closing Date” means December 15, 2025. For purposes of the Base Indenture, the Series 2025-1 Closing Date shall be deemed the “Series Closing Date” with respect to the Series 2025-1 Class A-2 Notes.

“Series 2025-1 Final Payment” means the payment of all accrued and unpaid interest on and principal of all Outstanding Series 2025-1 Class A-2 Notes.

“Series 2025-1 Final Payment Date” means the date on which the Series 2025-1 Final Payment is made.

“Series 2025-1 Class A-2 Global Notes” means, collectively, the Regulation S Global Notes and the Rule 144A Global Notes.

“Series 2025-1 Ineligible Account” has the meaning set forth in Section 3.11 of the Series 2025-1 Supplement.

“Series 2025-1 Legal Final Maturity Date” means the Quarterly Payment Date occurring in December 2055. For purposes of the Base Indenture, the “Series 2025-1 Legal Final Maturity Date” shall be deemed to be a “Series Legal Final Maturity Date”.

“Series 2025-1 Class A-2 Make-Whole Premium Calculation Date” has the meaning set forth in Section 3.6(g) of the Series 2025-1 Supplement.

“Series 2025-1 Non-Amortization Test” means a test that shall be satisfied on any Quarterly Payment Date only if both (a) the Senior ABS Leverage Ratio is less than or equal to 5.50x as calculated on the Quarterly Calculation Date immediately preceding such Quarterly Payment Date and (b) no Rapid Amortization Event has occurred and is continuing. For purposes of the Base Indenture, the “Series 2025-1 Non-Amortization Test” shall be deemed to be a “Series Non-Amortization Test”.

“Series 2025-1 Class A-2 Note Owner” means, with respect to a Series 2025-1 Class A-2 Note that is a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency that holds such Book-Entry Note, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

“Series 2025-1 Prepayment” means a Series 2025-1 Class A-2 Prepayment or any other prepayment in respect of the Series 2025-1 Class A-2 Notes pursuant to Section 3.6(d) and (j).

“Series 2025-1 Prepayment Amount” means the aggregate principal amount of the applicable Class of Notes to be prepaid on any Series 2025-1 Prepayment Date, together with all accrued and unpaid interest thereon to such date.

“Series 2025-1 Prepayment Date” means the date on which any prepayment on the Series 2025-1 Class A-2 Notes is made pursuant to Section 3.6(d), Section 3.6(f) or Section 3.6(j) of this Series Supplement, which shall be, with respect to any Series 2025-1 Prepayment pursuant to Section 3.6(f) of this Series Supplement, the date specified as such in the applicable Prepayment Notice and, with respect to any Series 2025-1 Prepayment in connection with a Rapid Amortization Period or Asset Disposition Proceeds, the immediately succeeding Quarterly Payment Date.

“Series 2025-1 Securities Intermediary” has the meaning set forth in Section 3.9(a) of the Series 2025-1 Supplement.

“Series 2025-1 Senior Notes Quarterly Interest Amount” means, with respect to each Quarterly Payment Date, the aggregate amount of Senior Notes Accrued Quarterly Interest Amount (Class A-2) with respect to the related Quarterly Collection Period (assuming that the Senior Notes Accrued Quarterly Interest Shortfall (Class A-2) for each applicable Weekly Allocation Date was equal to zero). For purposes of the Base Indenture, the “Series 2025-1 Senior Notes Quarterly Interest Amount” shall be deemed to be a “Senior Notes Quarterly Interest Amount”.

“Series 2025-1 Supplement” means the Series 2025-1 Supplement, dated as of the Series 2025-1 Closing Date by and among the Master Issuer, the Trustee and the Series 2025-1 Securities Intermediary, as amended, supplemented or otherwise modified from time to time.

“Series 2025-1 Supplemental Definitions List” has the meaning set forth in Article I of the Series 2025-1 Supplement.

“Similar Law” means any federal, state, local, or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code.

“STAMP” has the meaning set forth in Section 4.3(a) of the Series 2025-1 Supplement.

“Temporary Regulation S Global Notes” has the meaning set forth in Section 4.2(b) of the Series 2025-1 Supplement.

“U.S. Person” has the meaning set forth in Section 4.2 of the Series 2025-1 Supplement.

“Weekly Accrual Percentage” means 10.0%.

EXHIBIT A-1-1

THE ISSUANCE AND SALE OF THIS RULE 144A GLOBAL SERIES 2025-1 CLASS A-2 NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND WENDY’S FUNDING, LLC (THE “MASTER ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE MASTER ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO EITHER A PERSON WHO IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS NOT A COMPETITOR AND IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE MASTER ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH PERSON (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A TEMPORARY REGULATION S GLOBAL NOTE OR PERMANENT REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER

CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE MASTER ISSUER, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON.” THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.

BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE MASTER ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

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THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF RULE 144A GLOBAL SERIES 2025-1 CLASS A-2 NOTE

No. R-	up to $[_____________]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: 95058X AR9

ISIN Number: US95058XAR98

Common Code: 324418288

WENDY’S FUNDING, LLC

SERIES 2025-1 5.422% FIXED RATE SENIOR SECURED NOTES, CLASS A-2

WENDY’S FUNDING, LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Master Issuer”), for value received, hereby promises to pay to CEDE & CO. or registered assigns, up to the principal sum of [______] DOLLARS ($[______]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Quarterly Payment Date occurring in December 2055 (the “Series 2025-1 Legal Final Maturity Date”). The Master Issuer will pay interest on this Rule 144A Global Series 2025-1 Class A-2 Note (this “Note”) at the Series 2025-1 Class A-2 Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 15th day (or, if such date is not a Business Day, the next succeeding Business Day) of each March, June, September and December (each, a “Quarterly Payment Date”), commencing on the Quarterly Payment Date in March 2026. Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including the Closing Date to but excluding the 15th day of the calendar month that includes the then current Quarterly Payment Date and (ii) thereafter, the period from and including the 15th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 15th day of the calendar month that includes the then-current Quarterly Payment Date (each, an “Interest Accrual Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Master Issuer shall also pay contingent interest on this Note at the Series 2025-1 Class A-2 Quarterly Post-ARD Contingent Interest Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Master Issuer with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Temporary Regulation S Global Note or a Permanent Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes.

A-1-1-3

Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Sections 2.8 and 2.13 of the Base Indenture and Section 4.2(c) of the Series 2025-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Master Issuer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Wendy’s Funding, LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern.

Subject to the next following paragraph, the Master Issuer hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Master Issuer enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual, electronic or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

A-1-1-4

IN WITNESS WHEREOF, the Master Issuer has caused this instrument to be signed by its Authorized Officer.

Date: _____________

WENDY’S FUNDING, LLC, as Master
Issuer
By:
Name:
Title:

A-1-1-5

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2025-1 Class A-2 Notes issued under the within- mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

A-1-1-6

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2025-1 Class A-2 Notes of the Master Issuer designated as its Series 2025-1 5.422% Fixed Rate Senior Secured Notes, Class A-2 (herein called the “Series 2025-1 Class A-2 Notes”), all issued under (i) the Second Amended and Restated Base Indenture, dated as of December 15, 2025 (as further amended, restated, amended and restated, supplemented or modified, is herein called the “Base Indenture”), between the Master Issuer and Citibank, N.A., as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2025-1 Supplement to the Base Indenture, dated as of December 15, 2025 (the “Series 2025-1 Supplement”), among the Master Issuer, the Trustee and Citibank, N.A., as series 2025-1 securities intermediary. The Base Indenture and the Series 2025-1 Supplement are referred to herein as the “Indenture”. The Series 2025-1 Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2025-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2025-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Master Issuer. In addition, the Series 2025-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Master Issuer will be obligated to pay the Series 2025-1 Class A-2 Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2025-1 Class A-2 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2025-1 Legal Final Maturity Date. All payments of principal of the Series 2025-1 Class A-2 Notes will be made pro rata to the holders of Series 2025-1 Class A-2 Notes entitled thereto.

Principal of and interest on this Note, which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture, shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2025-1 Class A-2 Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2025-1 Class A-2 Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments and certain other provisions of the Indenture.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Master Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Master Issuer and

A-1-1-7

the Registrar duly executed by, the holder of Series 2025-1 Class A-2 Notes hereof or his or her attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2025-1 Supplement, and thereupon one or more new Series 2025-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any Tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each holder of Series 2025-1 Class A-2 Notes, by acceptance of a Series 2025-1 Class A-2 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one (1) year and one (1) day after the payment in full of the latest maturing note issued under the Indenture, such holder of Series 2025-1 Class A-2 Notes will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Master Issuer that the Series 2025-1 Class A-2 Notes will qualify under applicable tax law as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity. Each holder of Series 2025-1 Class A-2 Notes, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of United States federal, state, local and foreign income or franchise Taxes and any other Tax imposed on or measured by income, as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any holder of Series 2025-1 Class A-2 Notes, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Master Issuer and the rights of the holders of Series 2025-1 Class A-2 Notes under the Indenture at any time by the Master Issuer with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any holders of Series 2025-1 Class A-2 Notes. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Master Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any holders of Series 2025-1 Class A-2 Notes. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such holders of Series 2025-1 Class A-2 Notes and upon all future holders of Series 2025-1 Class A-2 Notes of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, a Plan or a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law.

A-1-1-8

The term “Master Issuer” as used in this Note includes any successor and assign to the Master Issuer under the Indenture.

The Series 2025-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York) and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Master Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

[Remainder of page intentionally left blank]

A-1-1-9

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: _____________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]
Signature Guaranteed:

1	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

A-1-1-10

SCHEDULE OF EXCHANGES IN RULE 144A GLOBAL SERIES 2025-1

CLASS A-2 NOTE

The initial principal balance of this Rule 144A Global Series 2025-1 Class A-2 Note is $[______]. The following exchanges of an interest in this Rule 144A Global Series 2025-1 Class A-2 Note for an interest in a corresponding Temporary Regulation S Global Series 2025-1 Class A-2 Note or a Permanent Regulation S Global Series 2025-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Rule 144A Global Note	Remaining Principal Amount of this Rule 144A Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

A-1-1-11

EXHIBIT A-1-2

THE ISSUANCE AND SALE OF THIS TEMPORARY REGULATION S GLOBAL SERIES 2025-1 CLASS A-2 NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND WENDY’S FUNDING, LLC (THE “MASTER ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE MASTER ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO EITHER A PERSON WHO IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS NOT A COMPETITOR AND IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE MASTER ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH PERSON (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE OR PERMANENT REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE MASTER ISSUER, THE TRUSTEE OR ANY INTERMEDIARY.

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IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON.” THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.

BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

UNTIL FORTY (40) DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS EITHER NOT A “U.S. PERSON” OR THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT AND AGREES FOR THE BENEFIT OF THE MASTER ISSUER THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER AND IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE 1933 ACT.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED

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REPRESENTATIVE OF DTC TO THE MASTER ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

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THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF TEMPORARY REGULATION S GLOBAL SERIES 2025-1 CLASS A-2 NOTE

No. S-	up to $[_____________]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: U95247 AS8

ISIN Number: USU95247AS87

Common Code: 324418300

WENDY’S FUNDING, LLC

SERIES 2025-1 5.422% FIXED RATE SENIOR SECURED NOTES, CLASS A-2

WENDY’S FUNDING, LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Master Issuer”), for value received, hereby promises to pay to CEDE & CO. or registered assigns, up to the principal sum of [______] DOLLARS ($[______]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Quarterly Payment Date occurring in December 2055 (the “Series 2025-1 Legal Final Maturity Date”). The Master Issuer will pay interest on this Temporary Regulation S Global Series 2025-1 Class A-2 Note (this “Note”) at the Series 2025-1 Class A-2 Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 15th day (or, if such date is not a Business Day, the next succeeding Business Day) of each March, June, September and December (each, a “Quarterly Payment Date”), commencing on the Quarterly Payment Date in March 2026. Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including the Closing Date to but excluding the 15th day of the calendar month that includes the then current Quarterly Payment Date and (ii) thereafter, the period from and including the 15th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 15th day of the calendar month that includes the then-current Quarterly Payment Date (each, an “Interest Accrual Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Master Issuer shall also pay contingent interest on this Note at the Series 2025-1 Class A-2 Quarterly Post-ARD Contingent Interest Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Master Issuer with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

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Interests in this Note are exchangeable or transferable in whole or in part for interests in a Rule 144A Global Note or a Permanent Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Sections 2.8 and 2.13 of the Base Indenture and Section 4.2(c) of the Series 2025-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Master Issuer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Wendy’s Funding, LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern.

Subject to the next following paragraph, the Master Issuer hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Master Issuer enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual, electronic or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the Master Issuer has caused this instrument to be signed by its Authorized Officer.

Date:

WENDY’S FUNDING, LLC, as Master Issuer
By:
Name:
Title:

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CERTIFICATE OF AUTHENTICATION

This is one of the Series 2025-1 Class A-2 Notes issued under the within- mentioned Indenture.

CITIBANK, N.A., as Trustee
By:
Authorized Signatory

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[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2025-1 Class A-2 Notes of the Master Issuer designated as its Series 2025-1 5.422% Fixed Rate Senior Secured Notes, Class A-2 (herein called the “Series 2025-1 Class A-2 Notes”), all issued under (i) the Second Amended and Restated Base Indenture, dated as of December 15, 2025 (as further amended, restated, amended and restated, supplemented or modified, is herein called the “Base Indenture”), between the Master Issuer and Citibank, N.A., as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2025-1 Supplement to the Base Indenture, dated as of December 15, 2025 (the “Series 2025-1 Supplement”), among the Master Issuer, the Trustee and Citibank, N.A., as series 2025-1 securities intermediary. The Base Indenture and the Series 2025-1 Supplement are referred to herein as the “Indenture”. The Series 2025-1 Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2025-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2025-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Master Issuer. In addition, the Series 2025-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Master Issuer will be obligated to pay the Series 2025-1 Class A-2 Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2025-1 Class A-2 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2025-1 Legal Final Maturity Date. All payments of principal of the Series 2025-1 Class A-2 Notes will be made pro rata to the holders of Series 2025-1 Class A-2 Notes entitled thereto.

Principal of and interest on this Note, which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture, shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2025-1 Class A-2 Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2025-1 Class A-2 Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments and certain other provisions of the Indenture.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Master Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Master Issuer and

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the Registrar duly executed by, the holder of Series 2025-1 Class A-2 Notes hereof or his or her attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2025-1 Supplement, and thereupon one or more new Series 2025-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any Tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each holder of Series 2025-1 Class A-2 Notes, by acceptance of a Series 2025-1 Class A-2 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one (1) year and one (1) day after the payment in full of the latest maturing note issued under the Indenture, such holder of Series 2025-1 Class A-2 Notes will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Master Issuer that the Series 2025-1 Class A-2 Notes will qualify under applicable tax law as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity. Each holder of Series 2025-1 Class A-2 Notes, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of United States federal, state, local and foreign income or franchise Taxes and any other Tax imposed on or measured by income, as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any holder of Series 2025-1 Class A-2 Notes, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Master Issuer and the rights of the holders of Series 2025-1 Class A-2 Notes under the Indenture at any time by the Master Issuer with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any holders of Series 2025-1 Class A-2 Notes. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Master Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any holders of Series 2025-1 Class A-2 Notes. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such holders of Series 2025-1 Class A-2 Notes and upon all future holders of Series 2025-1 Class A-2 Notes of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, a Plan or a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law.

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The term “Master Issuer” as used in this Note includes any successor and assign to the Master Issuer under the Indenture.

The Series 2025-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York) and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Master Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

[Remainder of page intentionally left blank]

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: ____________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]
Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

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SCHEDULE OF EXCHANGES IN TEMPORARY REGULATION S

GLOBAL SERIES 2025-1 CLASS A-2 NOTE

The initial principal balance of this Temporary Regulation S Global Series 2025-1 Class A-2 Note is $[______]. The following exchanges of an interest in this Temporary Regulation S Global Series 2025-1 Class A-2 Note for an interest in a corresponding Rule 144A Global Series 2025-1 Class A-2 Note or a Permanent Regulation S Global Series 2025-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Regulation S Global Note	Remaining Principal Amount of this Temporary Regulation S Global Note following the Increase or Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

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EXHIBIT A-1-3

THE ISSUANCE AND SALE OF THIS PERMANENT REGULATION S GLOBAL SERIES 2025-1 CLASS A-2 NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND WENDY’S FUNDING, LLC (THE “MASTER ISSUER”) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE MASTER ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO EITHER A PERSON WHO IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS NOT A COMPETITOR AND IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE MASTER ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH PERSON (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL

BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE MASTER ISSUER, THE TRUSTEE OR ANY INTERMEDIARY.

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IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER. THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE MASTER ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON.” THE MASTER ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.

BY ACCEPTING THIS NOTE, EACH PURCHASER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

UNTIL FORTY (40) DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS EITHER NOT A “U.S. PERSON” OR THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT AND AGREES FOR THE BENEFIT OF THE MASTER ISSUER THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER AND IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE 1933 ACT.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED

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REPRESENTATIVE OF DTC TO THE MASTER ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

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THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF PERMANENT REGULATION S GLOBAL SERIES 2025-1 CLASS A-2 NOTE

No. U-	up to $[_____________]

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: U95247 AS8

ISIN Number: USU95247AS87

Common Code: 324418300

WENDY’S FUNDING, LLC

SERIES 2025-1 5.422% FIXED RATE SENIOR SECURED NOTES, CLASS A-2

WENDY’S FUNDING, LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to as the “Master Issuer”), for value received, hereby promises to pay to CEDE & CO. or registered assigns, up to the principal sum of [______] DOLLARS ($[______]) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Quarterly Payment Date occurring in December 2055 (the “Series 2025-1 Legal Final Maturity Date”). The Master Issuer will pay interest on this Permanent Regulation S Global Series 2025-1 Class A-2 Note (this “Note”) at the Series 2025-1 Class A-2 Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 15th day (or, if such date is not a Business Day, the next succeeding Business Day) of each March, June, September and December (each, a “Quarterly Payment Date”), commencing on the Quarterly Payment Date in March 2026. Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including the Closing Date to but excluding the 15th day of the calendar month that includes the then current Quarterly Payment Date and (ii) thereafter, the period from and including the 15th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 15th day of the calendar month that includes the then-current Quarterly Payment Date (each, an “Interest Accrual Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Master Issuer shall also pay contingent interest on this Note at the Series 2025-1 Class A-2 Quarterly Post-ARD Contingent Interest Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Master Issuer with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

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Interests in this Note are exchangeable or transferable in whole or in part for interests in a Rule 144A Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Sections 2.8 and 2.13 of the Base Indenture and Section 4.2(c) of the Series 2025-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Master Issuer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Wendy’s Funding, LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture. In the event of any inconsistency between the provisions of this Note and the Indenture, the provisions of the Indenture shall govern.

Subject to the next following paragraph, the Master Issuer hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Master Issuer enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual, electronic or facsimile signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Master Issuer has caused this instrument to be signed by its Authorized Officer.

Date:

WENDY’S FUNDING, LLC, as Master Issuer
By:
Name:
Title:

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CERTIFICATE OF AUTHENTICATION

This is one of the Series 2025-1 Class A-2 Notes issued under the within- mentioned Indenture.

CITIBANK, N.A., as Trustee
By:
Authorized Signatory

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[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2025-1 Class A-2 Notes of the Master Issuer designated as its Series 2025-1 5.422% Fixed Rate Senior Secured Notes, Class A-2 (herein called the “Series 2025-1 Class A-2 Notes”), all issued under (i) the Second Amended and Restated Base Indenture, dated as of December 15, 2025 (as further amended, restated, amended and restated, supplemented or modified, is herein called the “Base Indenture”), between the Master Issuer and Citibank, N.A., as trustee (in such capacity, the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2025-1 Supplement to the Base Indenture, dated as of December 15, 2025 (the “Series 2025-1 Supplement”), among the Master Issuer, the Trustee and Citibank, N.A., as series 2025-1 securities intermediary. The Base Indenture and the Series 2025-1 Supplement are referred to herein as the “Indenture”. The Series 2025-1 Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2025-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2025-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Master Issuer. In addition, the Series 2025-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Master Issuer will be obligated to pay the Series 2025-1 Class A-2 Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2025-1 Class A-2 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2025-1 Legal Final Maturity Date. All payments of principal of the Series 2025-1 Class A-2 Notes will be made pro rata to the holders of Series 2025-1 Class A-2 Notes entitled thereto.

Principal of and interest on this Note, which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture, shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2025-1 Class A-2 Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2025-1 Class A-2 Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments and certain other provisions of the Indenture.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Master Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Master Issuer and

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the Registrar duly executed by, the holder of Series 2025-1 Class A-2 Notes hereof or his or her attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2025-1 Supplement, and thereupon one or more new Series 2025-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any Tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each holder of Series 2025-1 Class A-2 Notes, by acceptance of a Series 2025-1 Class A-2 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one (1) year and one (1) day after the payment in full of the latest maturing note issued under the Indenture, such holder of Series 2025-1 Class A-2 Notes will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Master Issuer that the Series 2025-1 Class A-2 Notes will qualify under applicable tax law as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity. Each holder of Series 2025-1 Class A-2 Notes, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of United States federal, state, local and foreign income or franchise Taxes and any other Tax imposed on or measured by income, as Indebtedness of the Master Issuer or, if the Master Issuer is treated as a division of another entity for federal income tax purposes, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any holder of Series 2025-1 Class A-2 Notes, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Master Issuer and the rights of the holders of Series 2025-1 Class A-2 Notes under the Indenture at any time by the Master Issuer with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any holders of Series 2025-1 Class A-2 Notes. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Master Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any holders of Series 2025-1 Class A-2 Notes. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such holders of Series 2025-1 Class A-2 Notes and upon all future holders of Series 2025-1 Class A-2 Notes of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is not acquiring or holding this Note (or any interest herein) for or on behalf of, or with the assets of, a Plan or a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law.

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The term “Master Issuer” as used in this Note includes any successor and assign to the Master Issuer under the Indenture.

The Series 2025-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York) and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Master Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

[Remainder of page intentionally left blank]

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: _______________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________

By:	______________________________________________________1
Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

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SCHEDULE OF EXCHANGES IN PERMANENT REGULATION S

GLOBAL SERIES 2025-1 CLASS A-2 NOTE

The initial principal balance of this Permanent Regulation S Global Series 2025-1 Class A-2 Note is $[____]. The following exchanges of an interest in this Permanent Regulation S Global Series 2025-1 Class A-2 Note for an interest in a corresponding Rule 144A Global Series 2025-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Temporary Regulation S Global Note	Remaining Principal Amount of this Temporary Regulation S Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

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EXHIBIT B-1

FORM OF TRANSFER CERTIFICATE FOR TRANSFERS

OF INTERESTS IN RULE 144A GLOBAL NOTES TO

INTERESTS IN TEMPORARY REGULATION S GLOBAL NOTES

Citibank, N.A.,

as Trustee

480 Washington Boulevard

16th Floor

Jersey City, NJ 07310

Attention: Securities Window – Wendy’s Funding LLC

Re: Wendy’s Funding, LLC $[______] Series 2025-1 [______]% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”)

Reference is hereby made to (i) the Second Amended and Restated Base Indenture, dated as of December 15, 2025 (as further amended, supplemented or otherwise modified from time to time, the “Base Indenture”), between Wendy’s Funding, LLC, as master issuer (the “Master Issuer”), and Citibank, N.A., as trustee (in such capacity, the “Trustee”) and as securities intermediary, and (ii) the Series 2025-1 Supplement to the Base Indenture, dated as of December 15, 2025 (the “Series 2025-1 Supplement” and, together with the Base Indenture, the “Indenture”), among the Master Issuer, the Trustee and Citibank, N.A., as series 2025-1 securities intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $[______] aggregate principal amount of Notes, which are held in the form of an interest in a Rule 144A Global Note with DTC (CUSIP (CINS) No. [______]) in the name of [______] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Temporary Regulation S Global Note in the name of [______] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) it is the Master Issuer or an Affiliate of the Master Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated November 19, 2025, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), and the applicable securities laws of any state of the United States and any other jurisdiction and in accordance with the Indenture and any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Master Issuer, the Registrar and the Trustee that either the Transferee is the Master Issuer or an Affiliate of the Master Issuer, or:

1. at the time the buy order for such Series 2025-1 Class A-2 Notes was originated, the Transferee was outside the United States and the offer was made to a Person who is not a U.S. Person, and was not purchasing for the account or benefit of a U.S. Person;

2. no General Solicitation or directed selling efforts, as defined in Rule 902 under the 1933 Act, have been made in contravention of the requirements of Rule 903(a) or 904(a) under the 1933 Act;

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3. the transaction is not part of a plan or scheme to evade the registration requirements of the 1933 Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the 1933 Act provided by Regulation S;

4. the Transferee is not a U.S. person (as defined in Regulation S);

5. if the sale is made during a restricted period and the provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1) of Regulation S are applicable thereto, the Transferee confirms that such sale has been made in accordance with the applicable provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1), as the case may be;

6. the Transferee is acquiring the Series 2025-1 Class A-2 Notes for its own account or the account of another person which is not a Competitor and is either a QIB or not a U.S. Person, as applicable, with respect to which it exercises sole investment discretion;

7. the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Series 2025-1 Class A-2 Notes;

8. the Transferee understands that the Master Issuer, the Manager and the Servicer may receive a list of participants holding positions in the Series 2025-1 Class A-2 Notes from one or more book-entry depositories;

9. the Transferee understands that the Manager, the Master Issuer and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Permitted Recipient Certifications;

10. the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Series 2025-1 Class A-2 Notes;

11. the Transferee is not a Competitor;

12. either (i) the Transferee is not acquiring or holding the Series 2025-1 Class A-2 Notes (or any interest therein) for or on behalf of, or with the assets of, a Plan or a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) the Transferee’s acquisition, holding and disposition of the Series 2025-1 Class A-2 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law;

13. If such Transferee is a Plan, or a fiduciary purchasing the Notes on behalf of a Plan, (a “Plan Fiduciary”), such Transferee or Plan Fiduciary, as applicable, represents that none of the Manager, the Master Issuer, the Securitization Entities, the Initial Purchasers, the Trustee, or any of their respective Affiliates (the “Transaction Parties”) has provided or will provide advice with respect to the acquisition of such Notes by the Plan; and

14. the Transferee is:

(check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

(check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

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The representations made pursuant to the preceding paragraphs shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note.

The Transferee agrees to provide prompt written notice to the Master Issuer, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in the preceding paragraphs. The Transferee further agrees to indemnify and hold harmless the Master Issuer, the Registrar, the Trustee and the initial purchasers and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements. Any purported transfer of the applicable Notes (or interests therein) that does not comply with the requirements of this paragraph and the preceding paragraphs shall be null and void ab initio.

The Transferee understands that the Master Issuer, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents and agrees to such reliance and authorization.

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[Name of Transferee]
By:
Name
Title:

Dated: ______________________, ______

Registered Name (if Nominee):

cc:	Wendy’s Funding, LLC

[Address]

Attention: [insert]

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EXHIBIT B-2

FORM OF TRANSFER CERTIFICATE FOR TRANSFERS

OF INTERESTS IN RULE 144A GLOBAL NOTES TO

INTERESTS IN PERMANENT REGULATION S GLOBAL NOTES

Citibank, N.A.,

as Trustee

480 Washington Boulevard 16th Floor

Jersey City, NJ 07310

Attention: Securities Window – Wendy’s Funding LLC

Re:	Wendy’s Funding, LLC $[______] Series 2025-1 [______]% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”)

Reference is hereby made to (i) the Second Amended and Restated Base Indenture, dated as of December 15, 2025 (as further amended, supplemented or otherwise modified from time to time, the “Base Indenture”), between Wendy’s Funding, LLC, as master issuer (the “Master Issuer”), and Citibank, N.A., as trustee (in such capacity, the “Trustee”) and as securities intermediary, and (ii) the Series 2025-1 Supplement to the Base Indenture, dated as of December 15, 2025 (the “Series 2025-1 Supplement” and, together with the Base Indenture, the “Indenture”), among the Master Issuer, the Trustee and Citibank, N.A., as series 2025-1 securities intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $[_____] aggregate principal amount of Notes, which are held in the form of an interest in a Rule 144A Global Note with DTC (CUSIP (CINS) No. [______]) in the name of [___________] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Permanent Regulation S Global Note in the name of [____] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) it is the Master Issuer or an Affiliate of the Master Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated November 19, 2025, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), and the applicable securities laws of any state of the United States and any other jurisdiction and in accordance with the Indenture and any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Master Issuer, the Registrar and the Trustee that either it is the Master Issuer or an Affiliate of the Master Issuer, or:

1. at the time the buy order for such Series 2025-1 Class A-2 Notes was originated, the Transferee was outside the United States and the offer was made to a Person who is not a U.S. Person, and was not purchasing for the account or benefit of a U.S. Person;

2. no General Solicitation or directed selling efforts, as defined in Rule 902 under the 1933 Act, have been made in contravention of the requirements of Rule 903(a) or 904(a) under the 1933 Act;

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3. the transaction is not part of a plan or scheme to evade the registration requirements of the 1933 Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the 1933 Act provided by Regulation S;

4. the Transferee is not a U.S. person (as defined in Regulation S);

5. the Transferee is acquiring the Series 2025-1 Class A-2 Notes for its own account or the account of another person which is not a Competitor and is either a QIB or not a U.S. Person, as applicable, with respect to which it exercises sole investment discretion;

6. the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Series 2025-1 Class A-2 Notes;

7. the Transferee understands that the Master Issuer, the Manager and the Servicer may receive a list of participants holding positions in the Series 2025-1 Class A-2 Notes from one or more book-entry depositories;

8. the Transferee understands that the Manager, the Master Issuer and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Permitted Recipient Certifications;

9. the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Series 2025-1 Class A-2 Notes;

10. the Transferee understands that the Series 2025-1 Class A-2 Notes will bear the legend set out in the applicable form of Series 2025-1 Class A-2 Notes attached to the Series 2025-1 Supplement and be subject to the restrictions on transfer described in such legend;

11. the Transferee is not a Competitor;

12. either (i) the Transferee is not acquiring or holding the Series 2025-1 Class A-2 Notes (or any interest therein) for or on behalf of, or with the assets of, a Plan or a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) the Transferee’s acquisition, holding and disposition of the Series 2025-1 Class A-2 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law;

13. If such Transferee is a Plan, or a fiduciary purchasing the Notes on behalf of a Plan, (a “Plan Fiduciary”), such Transferee or Plan Fiduciary, as applicable, represents that none of the Manager, the Master Issuer, the Securitization Entities, the Initial Purchasers, the Trustee, or any of their respective Affiliates (the “Transaction Parties”) has provided or will provide advice with respect to the acquisition of such Notes by the Plan; and

14. the Transferee is:

____ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

____ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

B-2-2

The representations made pursuant to the preceding paragraphs shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note. The Transferee agrees to provide prompt written notice to the Master Issuer, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in the preceding paragraphs. The Transferee further agrees to indemnify and hold harmless the Master Issuer, the Registrar, the Trustee and the initial purchasers and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements. Any purported transfer of the applicable Notes (or interests therein) that does not comply with the requirements of this paragraph and the preceding paragraphs shall be null and void ab initio.

The Transferee understands that the Master Issuer, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents and agrees to such reliance and authorization.

B-2-3

[Name of Transferee]

By:
Name
Title:

Dated: ______________________, ______

Registered Name (if Nominee):

cc:	Wendy’s Funding, LLC

[Address]

Attention: [insert]

B-2-4

EXHIBIT B-3

FORM OF TRANSFER CERTIFICATE FOR TRANSFERS

OF INTERESTS IN TEMPORARY REGULATION S GLOBAL NOTES OR

PERMANENT REGULATION S GLOBAL NOTES TO PERSONS TAKING DELIVERY IN

THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE

Citibank, N.A., as Trustee

480 Washington Boulevard 16th Floor

Jersey City, NJ 07310

Attention: Securities Window – Wendy’s Funding LLC

Re:	Wendy’s Funding, LLC $[______] Series 2025-1 [______]% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”)

Reference is hereby made to (i) the Second Amended and Restated Base Indenture, dated as of December 15, 2025 (as further amended, supplemented or otherwise modified from time to time, the “Base Indenture”), between Wendy’s Funding, LLC, as master issuer (the “Master Issuer”), and Citibank, N.A., as trustee (in such capacity, the “Trustee”) and as securities intermediary, and (ii) the Series 2025-1 Supplement to the Base Indenture, dated as of December 15, 2025 (the “Series 2025-1 Supplement” and, together with the Base Indenture, the “Indenture”), among the Master Issuer, the Trustee and Citibank, N.A., as series 2025-1 securities intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $[_________] aggregate principal amount of Notes which are held in the form of [an interest in a Temporary Regulation S Global Note with DTC] [an interest in an Permanent Regulation S Global Note with DTC] (CUSIP (CINS) No. [______]) in the name of [______] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Rule 144A Global Note in the name of [___________] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) it is the Master Issuer or an Affiliate of the Master Issuer or (B) such Notes are being transferred (i) in accordance with the applicable transfer restrictions set forth in the Indenture and the Offering Memorandum dated November 19, 2025, relating to the Notes, (ii) pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “1933 Act”), and the applicable securities laws of any state of the United States and any other jurisdiction and in accordance with the Indenture and any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor. In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Master Issuer, the Registrar and the Trustee that either the Transferee is the Master Issuer or an Affiliate of the Master Issuer, or:

1. the Transferee is (a) a QIB pursuant to Rule 144A, (b) aware that any sale of the Series 2025-1 Class A-2 Notes to it will be made in reliance on Rule 144A and (c) acquiring such Series 2025-1 Class A-2 Notes for its own account or for the account of another person who is a QIB and is not a Competitor and with respect to which it exercises sole investment discretion;

2. no General Solicitation or directed selling efforts, as defined in Rule 902 under the 1933 Act, have been made in contravention of the requirements of Rule 903(a) or 904(a) under the 1933 Act;

B-3-1

3. the Transferee is acquiring the Series 2025-1 Class A-2 Notes for its own account or the account of another person which is not a Competitor and is either a QIB or not a U.S. Person, as applicable, with respect to which it exercises sole investment discretion;

4. the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Series 2025-1 Class A-2 Notes;

5. the Transferee understands that the Master Issuer, the Manager and the Servicer may receive a list of participants holding positions in the Series 2025-1 Class A-2 Notes from one or more book-entry depositories;

6. the Transferee understands that the Master Issuer, the Manager and the Servicer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Permitted Recipient Certifications;

7. the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Series 2025-1 Class A-2 Notes;

8. the Transferee is not a Competitor;

9. either (i) the Transferee is not acquiring or holding the Series 2025-1 Class A-2 Notes (or any interest therein) for or on behalf of, or with the assets of, a Plan or a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) the Transferee’s acquisition, holding and disposition of the Series 2025-1 Class A-2 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law;

10. If such Transferee is a Plan, or a fiduciary purchasing the Notes on behalf of a Plan, (a “Plan Fiduciary”), such Transferee or Plan Fiduciary, as applicable, represents that none of the Manager, the Master Issuer, the Securitization Entities, the Initial Purchasers, the Trustee, or any of their respective Affiliates (the “Transaction Parties”) has provided or will provide advice with respect to the acquisition of such Notes by the Plan; and

11. the Transferee is:

____ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

____ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The representations made pursuant to the preceding paragraphs shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note. The Transferee agrees to provide prompt written notice to the Master Issuer, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in the preceding paragraphs. The Transferee further agrees to indemnify and hold harmless the Master Issuer, the Registrar, the Trustee and the initial purchasers and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements. Any purported transfer of the applicable Notes (or interests therein) that does not comply with the requirements of this paragraph and the preceding paragraphs shall be null and void ab initio.

B-3-2

The Transferee understands that the Master Issuer, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents and agrees to such reliance and authorization.

B-3-3

[Name of Transferee]
By:
Name
Title:

Dated: ______________________, ______

Registered Name (if Nominee):

cc:	Wendy’s Funding, LLC

[Address]

Attention: [insert]

B-3-4

EXHIBIT C

FORM OF QUARTERLY NOTEHOLDERS’ REPORT

[On file with the Master Issuer]

C-1